                                                                    EXHIBIT 10.9

                          STOCKHOLDER VOTING AGREEMENT


         VOTING AGREEMENT, dated as of May 24, 1999 (this "Agreement"), between Brera Classic, LLC, a Delaware limited liability company ("Investor"), and Austin Ventures, L.P. (the "Stockholder").

         WHEREAS, Investor and Classic Communications, Inc., a Delaware corporation (the "Company"), have, contemporaneously with the execution of this Agreement, entered into an Investment Agreement, dated as of the date hereof (as the same may be amended or supplemented, the "Investment Agreement"), which provides, among other things, that the Investor desires to purchase common stock, par value $0.01 per share of the Company (the "Company Common Stock"), subject to the terms and conditions of the Investment Agreement (the "Investment"); and

         WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of Company Common Stock; and

         WHEREAS, as a condition to the willingness of Investor to enter into the Investment Agreement, Investor has required that the Stockholder agree, and to induce Investor to enter into the Investment Agreement, the Stockholder has agreed, to enter into this Agreement; and

         WHEREAS, capitalized terms not defined herein have the meanings given in the Investment Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                VOTING OF SHARES

         Section 1.1 Voting Agreement. The Stockholder hereby agrees at any meeting of the stockholders of the Company relating to the Investment Agreement or the transactions contemplated thereby (or in connection with any action by written consent), to promptly vote all of his or its Equity Securities over which he or it has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of authorized shares of voting Company Common Stock from 5,442,000 to 15,000,000. For purposes of this Agreement, "Equity Securities" means any class of capital stock of the Company and all securities convertible into or rights to purchase capital stock of equity securities of the Company, including any warrants and options and any and all other equity securities of the Company or securities convertible into or exchangeable for such securities or issued as a distribution with respect to or in exchange for such securities. The Stockholder acknowledges that it has received and reviewed with counsel a copy of the Investment Agreement.

         Section 1.2 Irrevocable Proxy. (a) In furtherance of the transactions contemplated by the Investment Agreement, concurrently with the execution of this Agreement, the Stockholder shall execute and deliver to Investor a proxy in the form attached hereto as Exhibit A (the "Proxy"). THE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. Such irrevocable Proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law (the "DGCL").

              (b) The Stockholder hereby revokes all other proxies and powers of attorney with respect to the Equity Securities which the Stockholder may have heretofore appointed or granted only with respect to the matters referred to in
Section 1.1 hereof, and no subsequent proxy or power of attorney shall be given or written consent executed only with respect to the matters referred to in
Section 1.1 hereof (and if given or executed, such proxy or power of attorney shall not be effective) by such Stockholder with respect thereto. All authority conferred by this Section 1.2 or agreed to be conferred shall survive the death or incapacity of the Stockholder and any obligation of the Stockholder under this Agreement shall be binding upon the heirs, personal representatives, assigns and successors of the Stockholder.

              (c) The Stockholder agrees to (i) enter into the Stockholders' Agreement and Registration Rights Agreement at the Closing (as such terms are defined in the Investment Agreement) and (ii) subject to their fiduciary duties, take such other reasonable actions, and to cause the Company to take such other reasonable actions, which are necessary to complete the transactions contemplated by the Investment Agreement (e.g. filing of documents necessary for regulatory approval of the transactions contemplated by the Investment Agreement).

              (d) The Stockholder hereby agrees to take any and all actions necessary to cause the Proxy to be voted at any meeting of the Company's stockholders in favor of all the transactions contemplated by the Investment Agreement.

         Section 1.3 No Inconsistent Agreements. The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Investment Agreement, the Stockholder shall not (i) enter into any voting agreement or arrangement with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof, (ii) grant a proxy or power of attorney or other authorization with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof or (iii) take any other action, in each case, that would in anyway restrict, limit or interfere with the performance of the Stockholder's obligations hereunder or the transactions contemplated hereby.

                                   ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

         The Stockholder hereby represents and warrants to Investor as follows:

         Section 2.1 Authority Relative to This Agreement. Each Stockholder that is not a natural person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each such Stockholder has all the requisite power and authority to execute, delivery and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on such Stockholder's part. Such Stockholder's board of directors has approved the Stockholder's entry into this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by Investor, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except that the enforcement hereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         Section 2.2 No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder shall not result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Equity Securities pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Equity Securities are bound or affected, except, in the case of each of the foregoing, for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by the Stockholder of its obligations under this Agreement.

         Section 2.3 Title to the Shares. Except as provided in this Agreement, the Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Equity Securities.

                                   ARTICLE III

                             RIGHT OF FIRST REFUSAL

         Section 3.1 Right of First Refusal.

              (a) The Stockholder agrees not to transfer its Equity Securities unless it complies with the terms of this Section 3.3. Whenever and as often as the Stockholder desires to sell any shares of his or its Equity Securities pursuant to a bona fide offer for the purchase thereof in an independent transaction, he or it will give notice (the "Notice") to Brera and to each other holder of Equity Securities (each a "Non-Selling Holder" and collectively, the "Non-Selling Holders") in writing to such effect, enclosing a copy of the bona fide offer (it being agreed that the Stockholder will cause any such offer to be reduced to writing) and specifying the number of shares of Equity Securities which the Stockholder desires to sell, the name of the person or persons to whom the Stockholder desires to make the sale and the dollar value of the consideration which has been offered in connection therewith.

              (b) Upon receipt of the Notice, Brera will have a right of first refusal to purchase all of the shares described in the Notice which are proposed to be sold for cash at a purchase price equal to the dollar value of such consideration (in the event such consideration includes non-cash consideration, the dollar value of such non-cash consideration shall be its Appraised Value (as defined in the Stockholders' Agreement, which is an exhibit to the Investment Agreement). Brera will have five days after receiving the Notice to notify the Stockholder whether Brera will exercise its rights under this Section 3.3(b). If Brera notifies the Stockholder that it will exercise its purchase rights within such five (5) day period, the Stockholder will sell such shares to Brera pursuant to the terms and conditions described in such bona fide offer and Brera will be obligated to complete such purchase of the shares within the greater of
(i) 30 days after responding to the Notice or (ii) the period of time contemplated by the bona fide offer for consummating the purchase of the shares. Brera's failure to respond to the Notice within the five-day period will be deemed to constitute a notification to the Stockholder of Brera's decision not to exercise its right of first refusal to purchase the shares under this Section 3.3(b). If Brera notifies the Selling Holder within such five-day period of its decision not to exercise its right of first refusal, then the relevant provisions of that certain Amended and Restated Stockholder Agreement, dated as of October 31, 1995, among the Company, the Stockholder and the other stockholders described therein (the "1995 Stockholders Agreement") will apply to such proposed transaction and such five-day period shall be deemed to run concurrently with the notice provisions of the 1995 Stockholder Agreement.

              (c) The Stockholder hereby agrees the provisions of this Section
3.3 supercede, and shall be deemed to amend the terms of the 1995 Stockholders Agreement. If the terms of this Section 3.3 are deemed to conflict the terms of the 1995 Stockholder Agreement, the terms of this Agreement shall be followed.


                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.1 Termination. This Agreement shall terminate upon the earliest to occur of (a) the termination of the Investment Agreement in accordance with its terms pursuant to Article VIII of the Investment Agreement and (b) the Closing (as defined in the Investment Agreement).


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



         Section 4.2 Enforcement of Agreement. The Stockholder agrees that irreparable damage would occur and that Investor would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that Investor shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which Investor is entitled at law or in equity.

         Section 4.3 Successors and Affiliates. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives and assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by the Stockholder without the prior written consent of Investor. If the Stockholder acquires ownership of, or voting power with respect to, any additional Equity Securities in any manner, whether by the exercise of any options or rights of first offer or refusal or rights convertible into or exchangeable for Company Common Stock, by operation of law or otherwise, such Equity Securities shall be held subject to all of the terms of this Agreement. By taking and holding such Equity Securities, the Stockholder shall be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement. Without limiting the foregoing, the Stockholder specifically agrees that its obligations hereunder shall not be terminated by operation of law, whether by the death or incapacity of the Stockholder or otherwise.

         Section 4.4 Entire Agreement. This Agreement constitutes the entire agreement between Investor and the Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between Investor and the Stockholder with respect to the subject matter hereof.

         Section 4.5 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         Section 4.6 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         Section 4.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent to the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         Section 4.8 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission (provided that a confirmation copy is sent by another approved means):

              (i) if to Investor,

                    Brera Classic, LLC
                    c/o Brera Capital Partners, LLC
                    712 Fifth Avenue
                    34th Floor
                    New York, NY  10009
                    Attn:  Lisa Hook
                    Fax:  (212) 835-1399

              with a copy to:

                    Skadden, Arps, Slate, Meagher &
                      Flom (Illinois)
                    333 West Wacker Drive
                    Chicago, Illinois  60606
                    Telecopy No.:  (312) 407-0411
                    Attn:  Peter C. Krupp, Esq.



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



              and a copy to:

                    Classic Communications, Inc.
                    515 Congress Avenue
                    Austin, TX  78701
                    Attention:  J. Merritt Belisle
                    Fax: (512) 476-5204

              and a copy to:

                    Winstead Sechrest & Minick P.C.
                    100 Congress Avenue, Suite 800
                    Austin, TX  78701
                    Attention:  Timothy E. Young, Esq.
                    Fax:  (512) 370-2850

              and a copy to:

                    Cary Ferchill, Esq.
                    500 Capital of Texas Highway North
                    Building 6, Suite 225
                    Austin, Texas  78746
                    Fax:  (512) 327-7272


              (ii) if to Stockholder, to the address set forth in Exhibit A hereto.

         Section 4.9 Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

         Section 4.10 Governing Law. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State, without regard to the principles of conflicts of laws except to the extent necessary to permit this Agreement to be governed by New York law as set forth above.

         Section 4.11 Consent to Jurisdiction and Service of Process; Appointment of Agent for Service of Process. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES ACCEPTS FOR THEMSELVES, RESPECTIVELY, AND IN CONNECTION WITH THEIR RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION AND VENUE OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY REFUSES TO ACCEPT SERVICE, EACH PARTY AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         Section 4.12 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. EACH PARTY ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY OF THE OTHER PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL

INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS, LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.



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



         IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed on the date hereof.

                                  AUSTIN VENTURES, L.P.

                                  By:     AV Partners, L.P.
                                  Its:    General Partner


                                  By:     /s/ JEFFERY C. GARVEY
                                          --------------------------------------
                                  Name:       Jeffery C. Garvey

                                  BRERA CLASSIC, LLC



                                  By:     /s/ LISA A. HOOK
                                          --------------------------------------
                                  Name:   Lisa A. Hook
                                  Title:  Authorized Signatory

                                    EXHIBIT A

                                IRREVOCABLE PROXY

                                     to Vote

                          CLASSIC COMMUNICATIONS, INC.

                                  COMMON STOCK


         The undersigned stockholder of Classic Communications, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the full extent permitted by the General Corporation Law of the State of Delaware (the "DGCL")), appoints Lisa A. Hook and David Webb, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned or owned of record by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Equity Securities") in accordance with the terms of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Equity Securities only with respect to the matters referred to in the third paragraph of this proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies only with respect to the matters referred to in paragraph 3 of this proxy with respect to the Equity Securities until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the extent permitted by the DGCL), is granted pursuant to that certain Voting Agreement, dated as of May 24, 1999, between Investor and the undersigned stockholder of the Company (the "Voting Agreement"), and is granted in consideration of Investor and the Company entering into that certain Investment Agreement, dated as of May 24, 1999 (the "Investment Agreement"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the termination of the Voting Agreement in accordance with its terms, and (ii) the consummation of the transactions contemplated by the Investment Agreement in accordance with the terms and provisions of the Investment Agreement.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to promptly vote (at every special or annual meeting of the stockholders, however called, and each adjournment or postponement thereof, and by execution of a written consent or in any other manner permitted by law and the certificate of incorporation and/or bylaws of the Company) all of the undersigned stockholder's Equity Securities in the Company over which the undersigned stockholder has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of shares of the voting common stock of the Company, par value $0.01 per share (the "Company Common Stock"), from 5,442,000 to 15,000,000. The undersigned stockholder may vote the Equity Securities on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated:  May 24, 1999


         AUSTIN VENTURES, L.P.

         By:      AV Partners, L.P.
         Its:     General Partner


         By:        /s/ JEFFERY C. GARVEY
                  -------------------------------
                  Name: Jeffery C. Garvey

                  Address:
                          -----------------------

                  -------------------------------

                  -------------------------------



Equity Securities beneficially owned:

323,832 shares of Company Common Stock

                          STOCKHOLDER VOTING AGREEMENT


         VOTING AGREEMENT, dated as of May 24, 1999 (this "Agreement"), between Brera Classic, LLC, a Delaware limited liability company ("Investor"), and Austin Ventures III-A, L.P. (the "Stockholder").

         WHEREAS, Investor and Classic Communications, Inc., a Delaware corporation (the "Company"), have, contemporaneously with the execution of this Agreement, entered into an Investment Agreement, dated as of the date hereof (as the same may be amended or supplemented, the "Investment Agreement"), which provides, among other things, that the Investor desires to purchase common stock, par value $0.01 per share of the Company (the "Company Common Stock"), subject to the terms and conditions of the Investment Agreement (the "Investment"); and

         WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of Company Common Stock; and

         WHEREAS, as a condition to the willingness of Investor to enter into the Investment Agreement, Investor has required that the Stockholder agree, and to induce Investor to enter into the Investment Agreement, the Stockholder has agreed, to enter into this Agreement; and

         WHEREAS, capitalized terms not defined herein have the meanings given in the Investment Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                VOTING OF SHARES

         Section 1.1 Voting Agreement. The Stockholder hereby agrees at any meeting of the stockholders of the Company relating to the Investment Agreement or the transactions contemplated thereby (or in connection with any action by written consent), to promptly vote all of his or its Equity Securities over which he or it has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of authorized shares of voting Company Common Stock from 5,442,000 to 15,000,000. For purposes of this Agreement, "Equity Securities" means any class of capital stock of the Company and all securities convertible into or rights to purchase capital stock of equity securities of the Company, including any warrants and options and any and all other equity securities of the Company or securities convertible into or exchangeable for such securities or issued as a distribution with respect to or in exchange for such securities. The Stockholder acknowledges that it has received and reviewed with counsel a copy of the Investment Agreement.

         Section 1.2 Irrevocable Proxy. (a) In furtherance of the transactions contemplated by the Investment Agreement, concurrently with the execution of this Agreement, the Stockholder shall execute and deliver to Investor a proxy in the form attached hereto as Exhibit A (the "Proxy"). THE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. Such irrevocable Proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law (the "DGCL").

              (b) The Stockholder hereby revokes all other proxies and powers of attorney with respect to the Equity Securities which the Stockholder may have heretofore appointed or granted only with respect to the matters referred to in
Section 1.1 hereof, and no subsequent proxy or power of attorney shall be given or written consent executed only with respect to the matters referred to in
Section 1.1 hereof (and if given or executed, such proxy or power of attorney shall not be effective) by such Stockholder with respect thereto. All authority conferred by this Section 1.2 or agreed to be conferred shall survive the death or incapacity of the Stockholder and any obligation of the Stockholder under this Agreement shall be binding upon the heirs, personal representatives, assigns and successors of the Stockholder.

              (c) The Stockholder agrees to (i) enter into the Stockholders' Agreement and Registration Rights Agreement at the Closing (as such terms are defined in the Investment Agreement) and (ii) subject to their fiduciary duties, take such other reasonable actions, and to cause the Company to take such other reasonable actions, which are necessary to complete the transactions contemplated by the Investment Agreement (e.g. filing of documents necessary for regulatory approval of the transactions contemplated by the Investment Agreement).

              (d) The Stockholder hereby agrees to take any and all actions necessary to cause the Proxy to be voted at any meeting of the Company's stockholders in favor of all the transactions contemplated by the Investment Agreement.

         Section 1.3 No Inconsistent Agreements. The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Investment Agreement, the Stockholder shall not (i) enter into any voting agreement or arrangement with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof, (ii) grant a proxy or power of attorney or other authorization with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof or (iii) take any other action, in each case, that would in anyway restrict, limit or interfere with the performance of the Stockholder's obligations hereunder or the transactions contemplated hereby.

                                   ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

         The Stockholder hereby represents and warrants to Investor as follows:

         Section 2.1 Authority Relative to This Agreement. Each Stockholder that is not a natural person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each such Stockholder has all the requisite power and authority to execute, delivery and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on such Stockholder's part. Such Stockholder's board of directors has approved the Stockholder's entry into this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by Investor, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except that the enforcement hereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         Section 2.2 No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder shall not result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Equity Securities pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Equity Securities are bound or affected, except, in the case of each of the foregoing, for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by the Stockholder of its obligations under this Agreement.

         Section 2.3 Title to the Shares. Except as provided in this Agreement, the Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Equity Securities.

                                   ARTICLE III

                             RIGHT OF FIRST REFUSAL

         Section 3.1 Right of First Refusal.

              (a) The Stockholder agrees not to transfer its Equity Securities unless it complies with the terms of this Section 3.3. Whenever and as often as the Stockholder desires to sell any shares of his or its Equity Securities pursuant to a bona fide offer for the purchase thereof in an independent transaction, he or it will give notice (the "Notice") to Brera and to each other holder of Equity Securities (each a "Non-Selling Holder" and collectively, the "Non-Selling Holders") in writing to such effect, enclosing a copy of the bona fide offer (it being agreed that the Stockholder will cause any such offer to be reduced to writing) and specifying the number of shares of Equity Securities which the Stockholder desires to sell, the name of the person or persons to whom the Stockholder desires to make the sale and the dollar value of the consideration which has been offered in connection therewith.

              (b) Upon receipt of the Notice, Brera will have a right of first refusal to purchase all of the shares described in the Notice which are proposed to be sold for cash at a purchase price equal to the dollar value of such consideration (in the event such consideration includes non-cash consideration, the dollar value of such non-cash consideration shall be its Appraised Value (as defined in the Stockholders' Agreement, which is an exhibit to the Investment Agreement). Brera will have five days after receiving the Notice to notify the Stockholder whether Brera will exercise its rights under this Section 3.3(b). If Brera notifies the Stockholder that it will exercise its purchase rights within such five (5) day period, the Stockholder will sell such shares to Brera pursuant to the terms and conditions described in such bona fide offer and Brera will be obligated to complete such purchase of the shares within the greater of (i) 30 days after responding to the Notice or (ii) the period of time contemplated by the bona fide offer for consummating the purchase of the shares. Brera's failure to respond to the Notice within the five-day period will be deemed to constitute a notification to the Stockholder of Brera's decision not to exercise its right of first refusal to purchase the shares under this Section 3.3(b). If Brera notifies the Selling Holder within such five-day period of its decision not to exercise its right of first refusal, then the relevant provisions of that certain Amended and Restated Stockholder Agreement, dated as of October 31, 1995, among the Company, the Stockholder and the other stockholders described therein (the "1995 Stockholders Agreement") will apply to such proposed transaction and such five-day period shall be deemed to run concurrently with the notice provisions of the 1995 Stockholder Agreement.

              (c) The Stockholder hereby agrees the provisions of this Section
3.3 supercede, and shall be deemed to amend the terms of the 1995 Stockholders Agreement. If the terms of this Section 3.3 are deemed to conflict the terms of the 1995 Stockholder Agreement, the terms of this Agreement shall be followed.


                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.1 Termination. This Agreement shall terminate upon the earliest to occur of (a) the termination of the Investment Agreement in accordance with its terms pursuant to Article VIII of the Investment Agreement and (b) the Closing (as defined in the Investment Agreement).

         Section 4.2 Enforcement of Agreement. The Stockholder agrees that irreparable damage would occur and that Investor would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that Investor shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which Investor is entitled at law or in equity.

         Section 4.3 Successors and Affiliates. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives and assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by the Stockholder without the prior written consent of Investor. If the Stockholder acquires ownership of, or voting power with respect to, any additional Equity Securities in any manner, whether by the exercise of any options or rights of first offer or refusal or rights convertible into or exchangeable for Company Common Stock, by operation of law or otherwise, such Equity Securities shall be held subject to all of the terms of this Agreement. By taking and holding such Equity Securities, the Stockholder shall be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement. Without limiting the foregoing, the Stockholder specifically agrees that its obligations hereunder shall not be terminated by operation of law, whether by the death or incapacity of the Stockholder or otherwise.

         Section 4.4 Entire Agreement. This Agreement constitutes the entire agreement between Investor and the Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between Investor and the Stockholder with respect to the subject matter hereof.

         Section 4.5 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         Section 4.6 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         Section 4.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent to the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         Section 4.8 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission (provided that a confirmation copy is sent by another approved means):

              (i) if to Investor,

                      Brera Classic, LLC
                      c/o Brera Capital Partners, LLC
                      712 Fifth Avenue
                      34th Floor
                      New York, NY  10009
                      Attn:  Lisa Hook
                      Fax:  (212) 835-1399

              with a copy to:

                      Skadden, Arps, Slate, Meagher &
                        Flom (Illinois)
                      333 West Wacker Drive
                      Chicago, Illinois  60606
                      Telecopy No.:  (312) 407-0411
                      Attn:  Peter C. Krupp, Esq.

              and a copy to:

                      Classic Communications, Inc.
                      515 Congress Avenue
                      Austin, TX  78701
                      Attention:  J. Merritt Belisle
                      Fax: (512) 476-5204
              and a copy to:

                      Winstead Sechrest & Minick P.C.
                      100 Congress Avenue, Suite 800
                      Austin, TX  78701
                      Attention:  Timothy E. Young, Esq.
                      Fax:  (512) 370-2850

              and a copy to:

                      Cary Ferchill, Esq.
                      500 Capital of Texas Highway North
                      Building 6, Suite 225
                      Austin, Texas  78746
                      Fax:  (512) 327-7272


              (ii) if to Stockholder, to the address set forth in Exhibit A hereto.

         Section 4.9 Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

         Section 4.10 Governing Law. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State, without regard to the principles of conflicts of laws except to the extent necessary to permit this Agreement to be governed by New York law as set forth above.

         Section 4.11 Consent to Jurisdiction and Service of Process; Appointment of Agent for Service of Process. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES ACCEPTS FOR THEMSELVES, RESPECTIVELY, AND IN

CONNECTION WITH THEIR RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION AND VENUE OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY REFUSES TO ACCEPT SERVICE, EACH PARTY AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         Section 4.12 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. EACH PARTY ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY OF THE OTHER PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS, LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER

ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed on the date hereof.

                               AUSTIN VENTURES III-A, L.P.

                               By:      AV Partners III, L.P.
                               Its:     General Partner


                               By:      /s/ JEFFERY C. GARVEY
                                        ----------------------------------------
                               Name:        Jeffery C. Garvey



                               BRERA CLASSIC, LLC



                               By:      /s/ LISA A. HOOK
                                        ----------------------------------------
                               Name:    Lisa A. Hook
                               Title:   Authorized Signatory

                                    EXHIBIT A

                                IRREVOCABLE PROXY

                                     to Vote

                          CLASSIC COMMUNICATIONS, INC.

                                  COMMON STOCK


         The undersigned stockholder of Classic Communications, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the full extent permitted by the General Corporation Law of the State of Delaware (the "DGCL")), appoints Lisa A. Hook and David Webb, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned or owned of record by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Equity Securities") in accordance with the terms of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Equity Securities only with respect to the matters referred to in the third paragraph of this proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies only with respect to the matters referred to in paragraph 3 of this proxy with respect to the Equity Securities until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the extent permitted by the DGCL), is granted pursuant to that certain Voting Agreement, dated as of May 24, 1999, between Investor and the undersigned stockholder of the Company (the "Voting Agreement"), and is granted in consideration of Investor and the Company entering into that certain Investment Agreement, dated as of May 24, 1999 (the "Investment Agreement"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the termination of the Voting Agreement in accordance with its terms, and (ii) the consummation of the transactions contemplated by the Investment Agreement in accordance with the terms and provisions of the Investment Agreement.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to promptly vote (at every special or annual meeting of the stockholders, however called, and each adjournment or postponement thereof, and by execution of a written consent or in any other manner permitted by law and the certificate of incorporation and/or bylaws of the Company) all of the undersigned stockholder's Equity Securities in the Company over which the undersigned stockholder has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of shares of the voting common stock of the Company, par value $0.01 per share (the "Company Common Stock"), from 5,442,000 to 15,000,000. The undersigned stockholder may vote the Equity Securities on all other matters.

                  Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated:  May 24, 1999

         AUSTIN VENTURES III-A, L.P.

         By:      AV Partners III, L.P.
         Its:     General Partner

         By:      /s/ JEFFERY C. GARVEY
                  --------------------------
                  Name: Jeffery C. Garvey

                  Address:
                          ------------------

                  --------------------------

                  --------------------------

Equity Securities beneficially owned:

223,422 shares of Company Common Stock

                          STOCKHOLDER VOTING AGREEMENT


         VOTING AGREEMENT, dated as of May 24, 1999 (this "Agreement"), between Brera Classic, LLC, a Delaware limited liability company ("Investor"), and Austin Ventures III-B, L.P. (the "Stockholder").

         WHEREAS, Investor and Classic Communications, Inc., a Delaware corporation (the "Company"), have, contemporaneously with the execution of this Agreement, entered into an Investment Agreement, dated as of the date hereof (as the same may be amended or supplemented, the "Investment Agreement"), which provides, among other things, that the Investor desires to purchase common stock, par value $0.01 per share of the Company (the "Company Common Stock"), subject to the terms and conditions of the Investment Agreement (the "Investment"); and

         WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of Company Common Stock; and

         WHEREAS, as a condition to the willingness of Investor to enter into the Investment Agreement, Investor has required that the Stockholder agree, and to induce Investor to enter into the Investment Agreement, the Stockholder has agreed, to enter into this Agreement; and

         WHEREAS, capitalized terms not defined herein have the meanings given in the Investment Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                VOTING OF SHARES

         Section 1.1 Voting Agreement. The Stockholder hereby agrees at any meeting of the stockholders of the Company relating to the Investment Agreement or the transactions contemplated thereby (or in connection with any action by written consent), to promptly vote all of his or its Equity Securities over which he or it has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of authorized shares of voting Company Common Stock from 5,442,000 to 15,000,000. For purposes of this Agreement, "Equity Securities" means any class of capital stock of the Company and all securities convertible into or rights to purchase capital stock of equity securities of the Company, including any warrants and options and any and all other equity securities of the Company or securities convertible into or exchangeable for such securities or issued as a distribution with respect to or in exchange for such securities. The Stockholder acknowledges that it has received and reviewed with counsel a copy of the Investment Agreement.

         Section 1.2 Irrevocable Proxy. (a) In furtherance of the transactions contemplated by the Investment Agreement, concurrently with the execution of this Agreement, the Stockholder shall execute and deliver to Investor a proxy in the form attached hereto as Exhibit A (the "Proxy"). THE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. Such irrevocable Proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law (the "DGCL").

              (b) The Stockholder hereby revokes all other proxies and powers of attorney with respect to the Equity Securities which the Stockholder may have heretofore appointed or granted only with respect to the matters referred to in
Section 1.1 hereof, and no subsequent proxy or power of attorney shall be given or written consent executed only with respect to the matters referred to in
Section 1.1 hereof (and if given or executed, such proxy or power of attorney shall not be effective) by such Stockholder with respect thereto. All authority conferred by this Section 1.2 or agreed to be conferred shall survive the death or incapacity of the Stockholder and any obligation of the Stockholder under this Agreement shall be binding upon the heirs, personal representatives, assigns and successors of the Stockholder.

              (c) The Stockholder agrees to (i) enter into the Stockholders' Agreement and Registration Rights Agreement at the Closing (as such terms are defined in the Investment Agreement) and (ii) subject to their fiduciary duties, take such other reasonable actions, and to cause the Company to take such other reasonable actions, which are necessary to complete the transactions contemplated by the Investment Agreement (e.g. filing of documents necessary for regulatory approval of the transactions contemplated by the Investment Agreement).

              (d) The Stockholder hereby agrees to take any and all actions necessary to cause the Proxy to be voted at any meeting of the Company's stockholders in favor of all the transactions contemplated by the Investment Agreement.

         Section 1.3 No Inconsistent Agreements. The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Investment Agreement, the Stockholder shall not (i) enter into any voting agreement or arrangement with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof, (ii) grant a proxy or power of attorney or other authorization with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof or (iii) take any other action, in each case, that would in anyway restrict, limit or interfere with the performance of the Stockholder's obligations hereunder or the transactions contemplated hereby.

                                   ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

         The Stockholder hereby represents and warrants to Investor as follows:

         Section 2.1 Authority Relative to This Agreement. Each Stockholder that is not a natural person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each such Stockholder has all the requisite power and authority to execute, delivery and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on such Stockholder's part. Such Stockholder's board of directors has approved the Stockholder's entry into this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by Investor, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except that the enforcement hereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         Section 2.2 No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder shall not result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Equity Securities pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Equity Securities are bound or affected, except, in the case of each of the foregoing, for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by the Stockholder of its obligations under this Agreement.

         Section 2.3 Title to the Shares. Except as provided in this Agreement, the Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Equity Securities.

                                   ARTICLE III

                             RIGHT OF FIRST REFUSAL

         Section 3.1 Right of First Refusal.

              (a) The Stockholder agrees not to transfer its Equity Securities unless it complies with the terms of this Section 3.3. Whenever and as often as the Stockholder desires to sell any shares of his or its Equity Securities pursuant to a bona fide offer for the purchase thereof in an independent transaction, he or it will give notice (the "Notice") to Brera and to each other holder of Equity Securities (each a "Non-Selling Holder" and collectively, the "Non-Selling Holders") in writing to such effect, enclosing a copy of the bona fide offer (it being agreed that the Stockholder will cause any such offer to be reduced to writing) and specifying the number of shares of Equity Securities which the Stockholder desires to sell, the name of the person or persons to whom the Stockholder desires to make the sale and the dollar value of the consideration which has been offered in connection therewith.

              (b) Upon receipt of the Notice, Brera will have a right of first refusal to purchase all of the shares described in the Notice which are proposed to be sold for cash at a purchase price equal to the dollar value of such consideration (in the event such consideration includes non-cash consideration, the dollar value of such non-cash consideration shall be its Appraised Value (as defined in the Stockholders' Agreement, which is an exhibit to the Investment Agreement). Brera will have five days after receiving the Notice to notify the Stockholder whether Brera will exercise its rights under this Section 3.3(b). If Brera notifies the Stockholder that it will exercise its purchase rights within such five (5) day period, the Stockholder will sell such shares to Brera pursuant to the terms and conditions described in such bona fide offer and Brera will be obligated to complete such purchase of the shares within the greater of (i) 30 days after responding to the Notice or (ii) the period of time contemplated by the bona fide offer for consummating the purchase of the shares. Brera's failure to respond to the Notice within the five-day period will be deemed to constitute a notification to the Stockholder of Brera's decision not to exercise its right of first refusal to purchase the shares under this Section 3.3(b). If Brera notifies the Selling Holder within such five-day period of its decision not to exercise its right of first refusal, then the relevant provisions of that certain Amended and Restated Stockholder Agreement, dated as of October 31, 1995, among the Company, the Stockholder and the other stockholders described therein (the "1995 Stockholders Agreement") will apply to such proposed transaction and such five-day period shall be deemed to run concurrently with the notice provisions of the 1995 Stockholder Agreement.

              (c) The Stockholder hereby agrees the provisions of this Section
3.3 supercede, and shall be deemed to amend the terms of the 1995 Stockholders Agreement. If the terms of this Section 3.3 are deemed to conflict the terms of the 1995 Stockholder Agreement, the terms of this Agreement shall be followed.


                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.1 Termination. This Agreement shall terminate upon the earliest to occur of (a) the termination of the Investment Agreement in accordance with its terms pursuant to Article VIII of the Investment Agreement and (b) the Closing (as defined in the Investment Agreement).

         Section 4.2 Enforcement of Agreement. The Stockholder agrees that irreparable damage would occur and that Investor would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that Investor shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which Investor is entitled at law or in equity.

         Section 4.3 Successors and Affiliates. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives and assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by the Stockholder without the prior written consent of Investor. If the Stockholder acquires ownership of, or voting power with respect to, any additional Equity Securities in any manner, whether by the exercise of any options or rights of first offer or refusal or rights convertible into or exchangeable for Company Common Stock, by operation of law or otherwise, such Equity Securities shall be held subject to all of the terms of this Agreement. By taking and holding such Equity Securities, the Stockholder shall be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement. Without limiting the foregoing, the Stockholder specifically agrees that its obligations hereunder shall not be terminated by operation of law, whether by the death or incapacity of the Stockholder or otherwise.

         Section 4.4 Entire Agreement. This Agreement constitutes the entire agreement between Investor and the Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between Investor and the Stockholder with respect to the subject matter hereof.

         Section 4.5 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         Section 4.6 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         Section 4.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent to the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         Section 4.8 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission (provided that a confirmation copy is sent by another approved means):

              (i) if to Investor,

                     Brera Classic, LLC
                     c/o Brera Capital Partners, LLC
                     712 Fifth Avenue
                     34th Floor
                     New York, NY  10009
                     Attn:  Lisa Hook
                     Fax:  (212) 835-1399

              with a copy to:

                     Skadden, Arps, Slate, Meagher &
                       Flom (Illinois)
                     333 West Wacker Drive
                     Chicago, Illinois  60606
                     Telecopy No.:  (312) 407-0411
                     Attn:  Peter C. Krupp, Esq.

              and a copy to:

                     Classic Communications, Inc.
                     515 Congress Avenue
                     Austin, TX  78701
                     Attention:  J. Merritt Belisle
                     Fax: (512) 476-5204
              and a copy to:

                     Winstead Sechrest & Minick P.C.
                     100 Congress Avenue, Suite 800
                     Austin, TX  78701
                     Attention:  Timothy E. Young, Esq.
                     Fax:  (512) 370-2850

              and a copy to:

                     Cary Ferchill, Esq.
                     500 Capital of Texas Highway North
                     Building 6, Suite 225
                     Austin, Texas  78746
                     Fax:  (512) 327-7272


              (ii) if to Stockholder, to the address set forth in Exhibit A hereto.

         Section 4.9 Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

         Section 4.10 Governing Law. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State, without regard to the principles of conflicts of laws except to the extent necessary to permit this Agreement to be governed by New York law as set forth above.

         Section 4.11 Consent to Jurisdiction and Service of Process; Appointment of Agent for Service of Process. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES ACCEPTS FOR THEMSELVES, RESPECTIVELY, AND IN

CONNECTION WITH THEIR RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION AND VENUE OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY REFUSES TO ACCEPT SERVICE, EACH PARTY AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         Section 4.12 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. EACH PARTY ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY OF THE OTHER PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS, LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER

ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed on the date hereof.

                             AUSTIN VENTURES III-B, L.P.

                             By:      AV Partners III, L.P.
                             Its:     General Partner


                             By:      /s/ JEFFERY C. GARVEY
                                      ------------------------------------------
                             Name:    Jeffery C. Garvey


                             BRERA CLASSIC, LLC



                             By:      /s/ LISA A. HOOK
                                      ------------------------------------------
                             Name:    Lisa A. Hook
                             Title:   Authorized Signatory

                                    EXHIBIT A

                                IRREVOCABLE PROXY

                                     to Vote

                          CLASSIC COMMUNICATIONS, INC.

                                  COMMON STOCK


         The undersigned stockholder of Classic Communications, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the full extent permitted by the General Corporation Law of the State of Delaware (the "DGCL")), appoints Lisa A. Hook and David Webb, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned or owned of record by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Equity Securities") in accordance with the terms of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Equity Securities only with respect to the matters referred to in the third paragraph of this proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies only with respect to the matters referred to in paragraph 3 of this proxy with respect to the Equity Securities until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the extent permitted by the DGCL), is granted pursuant to that certain Voting Agreement, dated as of May 24, 1999, between Investor and the undersigned stockholder of the Company (the "Voting Agreement"), and is granted in consideration of Investor and the Company entering into that certain Investment Agreement, dated as of May 24, 1999 (the "Investment Agreement"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the termination of the Voting Agreement in accordance with its terms, and (ii) the consummation of the transactions contemplated by the Investment Agreement in accordance with the terms and provisions of the Investment Agreement.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to promptly vote (at every special or annual meeting of the stockholders, however called, and each adjournment or postponement thereof, and by execution of a written consent or in any other manner permitted by law and the certificate of incorporation and/or bylaws of the Company) all of the undersigned stockholder's Equity Securities in the Company over which the undersigned stockholder has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of shares of the voting common stock of the Company, par value $0.01 per share (the "Company Common Stock"), from 5,442,000 to 15,000,000. The undersigned stockholder may vote the Equity Securities on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated:  May 24, 1999


         AUSTIN VENTURES III-B, L.P.

         By:      AV Partners III, L.P.
         Its:     General Partner

         By:      /s/ JEFFERY C. GARVEY
                  -------------------------------------
                  Name: Jeffery C. Garvey

                  Address:
                          -----------------------------

                  -------------------------------------

                  -------------------------------------

Equity Securities beneficially owned:

188,733 shares of Company Common Stock

                          STOCKHOLDER VOTING AGREEMENT


         VOTING AGREEMENT, dated as of May 24, 1999 (this "Agreement"), between Brera Classic, LLC, a Delaware limited liability company ("Investor"), and J. Merritt Belisle (the "Stockholder").

         WHEREAS, Investor and Classic Communications, Inc., a Delaware corporation (the "Company"), have, contemporaneously with the execution of this Agreement, entered into an Investment Agreement, dated as of the date hereof (as the same may be amended or supplemented, the "Investment Agreement"), which provides, among other things, that the Investor desires to purchase common stock, par value $0.01 per share of the Company (the "Company Common Stock"), subject to the terms and conditions of the Investment Agreement (the "Investment"); and

         WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of Company Common Stock; and

         WHEREAS, as a condition to the willingness of Investor to enter into the Investment Agreement, Investor has required that the Stockholder agree, and to induce Investor to enter into the Investment Agreement, the Stockholder has agreed, to enter into this Agreement; and

         WHEREAS, capitalized terms not defined herein have the meanings given in the Investment Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                VOTING OF SHARES

         Section 1.1 Voting Agreement. The Stockholder hereby agrees at any meeting of the stockholders of the Company relating to the Investment Agreement or the transactions contemplated thereby (or in connection with any action by written consent), to promptly vote all of his or its Equity Securities over which he or it has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of authorized shares of voting Company Common Stock from 5,442,000 to 15,000,000. For purposes of this Agreement, "Equity Securities" means any class of capital stock of the Company and all securities convertible into or rights to purchase capital stock of equity securities of the Company, including any warrants and options and any and all other equity securities of the Company or securities convertible into or exchangeable for such securities or issued as a distribution with respect to or in exchange for such securities. The Stockholder acknowledges that it has received and reviewed with counsel a copy of the Investment Agreement.

         Section 1.2 Irrevocable Proxy. (a) In furtherance of the transactions contemplated by the Investment Agreement, concurrently with the execution of this Agreement, the Stockholder shall execute and deliver to Investor a proxy in the form attached hereto as Exhibit A (the "Proxy"). THE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. Such irrevocable Proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law (the "DGCL").

              (b) The Stockholder hereby revokes all other proxies and powers of attorney with respect to the Equity Securities which the Stockholder may have heretofore appointed or granted only with respect to the matters referred to in
Section 1.1 hereof, and no subsequent proxy or power of attorney shall be given or written consent executed only with respect to the matters referred to in
Section 1.1 hereof (and if given or executed, such proxy or power of attorney shall not be effective) by such Stockholder with respect thereto. All authority conferred by this Section 1.2 or agreed to be conferred shall survive the death or incapacity of the Stockholder and any obligation of the Stockholder under this Agreement shall be binding upon the heirs, personal representatives, assigns and successors of the Stockholder.

              (c) The Stockholder agrees to (i) enter into the Stockholders' Agreement and Registration Rights Agreement at the Closing (as such terms are defined in the Investment Agreement) and (ii) subject to their fiduciary duties, take such other reasonable actions, and to cause the Company to take such other reasonable actions, which are necessary to complete the transactions contemplated by the Investment Agreement (e.g. filing of documents necessary for regulatory approval of the transactions contemplated by the Investment Agreement).

              (d) The Stockholder hereby agrees to take any and all actions necessary to cause the Proxy to be voted at any meeting of the Company's stockholders in favor of all the transactions contemplated by the Investment Agreement.

         Section 1.3 No Inconsistent Agreements. The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Investment Agreement, the Stockholder shall not (i) enter into any voting agreement or arrangement with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof, (ii) grant a proxy or power of attorney or other authorization with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof or (iii) take any other action, in each case, that would in anyway restrict, limit or interfere with the performance of the Stockholder's obligations hereunder or the transactions contemplated hereby.

                                   ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

         The Stockholder hereby represents and warrants to Investor as follows:

         Section 2.1 Authority Relative to This Agreement. Each Stockholder that is not a natural person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each such Stockholder has all the requisite power and authority to execute, delivery and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on such Stockholder's part. Such Stockholder's board of directors has approved the Stockholder's entry into this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by Investor, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except that the enforcement hereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         Section 2.2 No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder shall not result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Equity Securities pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Equity Securities are bound or affected, except, in the case of each of the foregoing, for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by the Stockholder of its obligations under this Agreement.

         Section 2.3 Title to the Shares. Except as provided in this Agreement, the Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Equity Securities.

                                   ARTICLE III

                             RIGHT OF FIRST REFUSAL

         Section 3.1 Right of First Refusal.

              (a) The Stockholder agrees not to transfer its Equity Securities unless it complies with the terms of this Section 3.3. Whenever and as often as the Stockholder desires to sell any shares of his or its Equity Securities pursuant to a bona fide offer for the purchase thereof in an independent transaction, he or it will give notice (the "Notice") to Brera and to each other holder of Equity Securities (each a "Non-Selling Holder" and collectively, the "Non-Selling Holders") in writing to such effect, enclosing a copy of the bona fide offer (it being agreed that the Stockholder will cause any such offer to be reduced to writing) and specifying the number of shares of Equity Securities which the Stockholder desires to sell, the name of the person or persons to whom the Stockholder desires to make the sale and the dollar value of the consideration which has been offered in connection therewith.

              (b) Upon receipt of the Notice, Brera will have a right of first refusal to purchase all of the shares described in the Notice which are proposed to be sold for cash at a purchase price equal to the dollar value of such consideration (in the event such consideration includes non-cash consideration, the dollar value of such non-cash consideration shall be its Appraised Value (as defined in the Stockholders' Agreement, which is an exhibit to the Investment Agreement). Brera will have five days after receiving the Notice to notify the Stockholder whether Brera will exercise its rights under this Section 3.3(b). If Brera notifies the Stockholder that it will exercise its purchase rights within such five (5) day period, the Stockholder will sell such shares to Brera pursuant to the terms and conditions described in such bona fide offer and Brera will be obligated to complete such purchase of the shares within the greater of (i) 30 days after responding to the Notice or (ii) the period of time contemplated by the bona fide offer for consummating the purchase of the shares. Brera's failure to respond to the Notice within the five-day period will be deemed to constitute a notification to the Stockholder of Brera's decision not to exercise its right of first refusal to purchase the shares under this Section 3.3(b). If Brera notifies the Selling Holder within such five-day period of its decision not to exercise its right of first refusal, then the relevant provisions of that certain Amended and Restated Stockholder Agreement, dated as of October 31, 1995, among the Company, the Stockholder and the other stockholders described therein (the "1995 Stockholders Agreement") will apply to such proposed transaction and such five-day period shall be deemed to run concurrently with the notice provisions of the 1995 Stockholder Agreement.

              (c) The Stockholder hereby agrees the provisions of this Section
3.3 supercede, and shall be deemed to amend the terms of the 1995 Stockholders Agreement. If the terms of this Section 3.3 are deemed to conflict the terms of the 1995 Stockholder Agreement, the terms of this Agreement shall be followed.


                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.1 Termination. This Agreement shall terminate upon the earliest to occur of (a) the termination of the Investment Agreement in accordance with its terms pursuant to Article VIII of the Investment Agreement and (b) the Closing (as defined in the Investment Agreement).

         Section 4.2 Enforcement of Agreement. The Stockholder agrees that irreparable damage would occur and that Investor would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that Investor shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which Investor is entitled at law or in equity.

         Section 4.3 Successors and Affiliates. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives and assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by the Stockholder without the prior written consent of Investor. If the Stockholder acquires ownership of, or voting power with respect to, any additional Equity Securities in any manner, whether by the exercise of any options or rights of first offer or refusal or rights convertible into or exchangeable for Company Common Stock, by operation of law or otherwise, such Equity Securities shall be held subject to all of the terms of this Agreement. By taking and holding such Equity Securities, the Stockholder shall be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement. Without limiting the foregoing, the Stockholder specifically agrees that its obligations hereunder shall not be terminated by operation of law, whether by the death or incapacity of the Stockholder or otherwise.

         Section 4.4 Entire Agreement. This Agreement constitutes the entire agreement between Investor and the Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between Investor and the Stockholder with respect to the subject matter hereof.

         Section 4.5 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         Section 4.6 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         Section 4.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent to the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         Section 4.8 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission (provided that a confirmation copy is sent by another approved means):

              (i) if to Investor,

                     Brera Classic, LLC
                     c/o Brera Capital Partners, LLC
                     712 Fifth Avenue
                     34th Floor
                     New York, NY  10009
                     Attn:  Lisa Hook
                     Fax:  (212) 835-1399

              with a copy to:

                     Skadden, Arps, Slate, Meagher &
                       Flom (Illinois)
                     333 West Wacker Drive
                     Chicago, Illinois  60606
                     Telecopy No.:  (312) 407-0411
                     Attn:  Peter C. Krupp, Esq.

              and a copy to:

                     Classic Communications, Inc.
                     515 Congress Avenue
                     Austin, TX  78701
                     Attention:  J. Merritt Belisle
                     Fax: (512) 476-5204
              and a copy to:

                     Winstead Sechrest & Minick P.C.
                     100 Congress Avenue, Suite 800
                     Austin, TX  78701
                     Attention:  Timothy E. Young, Esq.
                     Fax:  (512) 370-2850

              and a copy to:

                     Cary Ferchill, Esq.
                     500 Capital of Texas Highway North
                     Building 6, Suite 225
                     Austin, Texas  78746
                     Fax:  (512) 327-7272


              (ii) if to Stockholder, to the address set forth in Exhibit A hereto.

         Section 4.9 Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

         Section 4.10 Governing Law. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State, without regard to the principles of conflicts of laws except to the extent necessary to permit this Agreement to be governed by New York law as set forth above.

         Section 4.11 Consent to Jurisdiction and Service of Process; Appointment of Agent for Service of Process. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES ACCEPTS FOR THEMSELVES, RESPECTIVELY, AND IN

CONNECTION WITH THEIR RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION AND VENUE OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY REFUSES TO ACCEPT SERVICE, EACH PARTY AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         Section 4.12 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. EACH PARTY ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY OF THE OTHER PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS, LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER

ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed on the date hereof.


                                              /s/ J. MERRITT BELISLE
                                ------------------------------------------------
                                J. Merritt Belisle


                                BRERA CLASSIC, LLC



                                By:             /s/ LISA A. HOOK
                                       -----------------------------------------
                                Name:  Lisa A. Hook
                                Title: Authorized Signatory

                                    EXHIBIT A

                                IRREVOCABLE PROXY

                                     to Vote

                          CLASSIC COMMUNICATIONS, INC.

                                  COMMON STOCK


         The undersigned stockholder of Classic Communications, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the full extent permitted by the General Corporation Law of the State of Delaware (the "DGCL")), appoints Lisa A. Hook and David Webb, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned or owned of record by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Equity Securities") in accordance with the terms of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Equity Securities only with respect to the matters referred to in the third paragraph of this proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies only with respect to the matters referred to in paragraph 3 of this proxy with respect to the Equity Securities until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the extent permitted by the DGCL), is granted pursuant to that certain Voting Agreement, dated as of May 24, 1999, between Investor and the undersigned stockholder of the Company (the "Voting Agreement"), and is granted in consideration of Investor and the Company entering into that certain Investment Agreement, dated as of May 24, 1999 (the "Investment Agreement"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the termination of the Voting Agreement in accordance with its terms, and (ii) the consummation of the transactions contemplated by the Investment Agreement in accordance with the terms and provisions of the Investment Agreement.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to promptly vote (at every special or annual meeting of the stockholders, however called, and each adjournment or postponement thereof, and by execution of a written consent or in any other manner permitted by law and the certificate of incorporation and/or bylaws of the Company) all of the undersigned stockholder's Equity Securities in the Company over which the undersigned stockholder has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of shares of the voting common stock of the Company, par value $0.01 per share (the "Company Common Stock"), from 5,442,000 to 15,000,000. The undersigned stockholder may vote the Equity Securities on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated:  May 24, 1999



               /s/ J. MERRITT BELISLE
         -----------------------------------
         J. Merritt Belisle

         Address:
                 ---------------------------

         -----------------------------------

         -----------------------------------


Equity Securities beneficially owned:

244,862 shares of Company Common Stock

                          STOCKHOLDER VOTING AGREEMENT


         VOTING AGREEMENT, dated as of May 24, 1999 (this "Agreement"), between Brera Classic, LLC, a Delaware limited liability company ("Investor"), and Stephen E. Seach (the "Stockholder").

         WHEREAS, Investor and Classic Communications, Inc., a Delaware corporation (the "Company"), have, contemporaneously with the execution of this Agreement, entered into an Investment Agreement, dated as of the date hereof (as the same may be amended or supplemented, the "Investment Agreement"), which provides, among other things, that the Investor desires to purchase common stock, par value $0.01 per share of the Company (the "Company Common Stock"), subject to the terms and conditions of the Investment Agreement (the "Investment"); and

         WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of Company Common Stock; and

         WHEREAS, as a condition to the willingness of Investor to enter into the Investment Agreement, Investor has required that the Stockholder agree, and to induce Investor to enter into the Investment Agreement, the Stockholder has agreed, to enter into this Agreement; and

         WHEREAS, capitalized terms not defined herein have the meanings given in the Investment Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                VOTING OF SHARES

         Section 1.1 Voting Agreement. The Stockholder hereby agrees at any meeting of the stockholders of the Company relating to the Investment Agreement or the transactions contemplated thereby (or in connection with any action by written consent), to promptly vote all of his or its Equity Securities over which he or it has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of authorized shares of voting Company Common Stock from 5,442,000 to 15,000,000. For purposes of this Agreement, "Equity Securities" means any class of capital stock of the Company and all securities convertible into or rights to purchase capital stock of equity securities of the Company, including any warrants and options and any and all other equity securities of the Company or securities convertible into or exchangeable for such securities or issued as a distribution with respect to or in exchange for such securities. The Stockholder acknowledges that it has received and reviewed with counsel a copy of the Investment Agreement.

         Section 1.2 Irrevocable Proxy. (a) In furtherance of the transactions contemplated by the Investment Agreement, concurrently with the execution of this Agreement, the Stockholder shall execute and deliver to Investor a proxy in the form attached hereto as Exhibit A (the "Proxy"). THE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. Such irrevocable Proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law (the "DGCL").

              (b) The Stockholder hereby revokes all other proxies and powers of attorney with respect to the Equity Securities which the Stockholder may have heretofore appointed or granted only with respect to the matters referred to in
Section 1.1 hereof, and no subsequent proxy or power of attorney shall be given or written consent executed only with respect to the matters referred to in
Section 1.1 hereof (and if given or executed, such proxy or power of attorney shall not be effective) by such Stockholder with respect thereto. All authority conferred by this Section 1.2 or agreed to be conferred shall survive the death or incapacity of the Stockholder and any obligation of the Stockholder under this Agreement shall be binding upon the heirs, personal representatives, assigns and successors of the Stockholder.

              (c) The Stockholder agrees to (i) enter into the Stockholders' Agreement and Registration Rights Agreement at the Closing (as such terms are defined in the Investment Agreement) and (ii) subject to their fiduciary duties, take such other reasonable actions, and to cause the Company to take such other reasonable actions, which are necessary to complete the transactions contemplated by the Investment Agreement (e.g. filing of documents necessary for regulatory approval of the transactions contemplated by the Investment Agreement).

              (d) The Stockholder hereby agrees to take any and all actions necessary to cause the Proxy to be voted at any meeting of the Company's stockholders in favor of all the transactions contemplated by the Investment Agreement.

         Section 1.3 No Inconsistent Agreements. The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Investment Agreement, the Stockholder shall not (i) enter into any voting agreement or arrangement with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof, (ii) grant a proxy or power of attorney or other authorization with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof or (iii) take any other action, in each case, that would in anyway restrict, limit or interfere with the performance of the Stockholder's obligations hereunder or the transactions contemplated hereby.

                                   ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

         The Stockholder hereby represents and warrants to Investor as follows:

         Section 2.1 Authority Relative to This Agreement. Each Stockholder that is not a natural person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each such Stockholder has all the requisite power and authority to execute, delivery and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on such Stockholder's part. Such Stockholder's board of directors has approved the Stockholder's entry into this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by Investor, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except that the enforcement hereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         Section 2.2 No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder shall not result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Equity Securities pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Equity Securities are bound or affected, except, in the case of each of the foregoing, for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by the Stockholder of its obligations under this Agreement.

         Section 2.3 Title to the Shares. Except as provided in this Agreement, the Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Equity Securities.

                                   ARTICLE III

                             RIGHT OF FIRST REFUSAL

         Section 3.1 Right of First Refusal.

              (a) The Stockholder agrees not to transfer its Equity Securities unless it complies with the terms of this Section 3.3. Whenever and as often as the Stockholder desires to sell any shares of his or its Equity Securities pursuant to a bona fide offer for the purchase thereof in an independent transaction, he or it will give notice (the "Notice") to Brera and to each other holder of Equity Securities (each a "Non-Selling Holder" and collectively, the "Non-Selling Holders") in writing to such effect, enclosing a copy of the bona fide offer (it being agreed that the Stockholder will cause any such offer to be reduced to writing) and specifying the number of shares of Equity Securities which the Stockholder desires to sell, the name of the person or persons to whom the Stockholder desires to make the sale and the dollar value of the consideration which has been offered in connection therewith.

              (b) Upon receipt of the Notice, Brera will have a right of first refusal to purchase all of the shares described in the Notice which are proposed to be sold for cash at a purchase price equal to the dollar value of such consideration (in the event such consideration includes non-cash consideration, the dollar value of such non-cash consideration shall be its Appraised Value (as defined in the Stockholders' Agreement, which is an exhibit to the Investment Agreement). Brera will have five days after receiving the Notice to notify the Stockholder whether Brera will exercise its rights under this Section 3.3(b). If Brera notifies the Stockholder that it will exercise its purchase rights within such five (5) day period, the Stockholder will sell such shares to Brera pursuant to the terms and conditions described in such bona fide offer and Brera will be obligated to complete such purchase of the shares within the greater of (i) 30 days after responding to the Notice or (ii) the period of time contemplated by the bona fide offer for consummating the purchase of the shares. Brera's failure to respond to the Notice within the five-day period will be deemed to constitute a notification to the Stockholder of Brera's decision not to exercise its right of first refusal to purchase the shares under this Section 3.3(b). If Brera notifies the Selling Holder within such five-day period of its decision not to exercise its right of first refusal, then the relevant provisions of that certain Amended and Restated Stockholder Agreement, dated as of October 31, 1995, among the Company, the Stockholder and the other stockholders described therein (the "1995 Stockholders Agreement") will apply to such proposed transaction and such five-day period shall be deemed to run concurrently with the notice provisions of the 1995 Stockholder Agreement.

              (c) The Stockholder hereby agrees the provisions of this Section
3.3 supercede, and shall be deemed to amend the terms of the 1995 Stockholders Agreement. If the terms of this Section 3.3 are deemed to conflict the terms of the 1995 Stockholder Agreement, the terms of this Agreement shall be followed.


                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.1 Termination. This Agreement shall terminate upon the earliest to occur of (a) the termination of the Investment Agreement in accordance with its terms pursuant to Article VIII of the Investment Agreement and (b) the Closing (as defined in the Investment Agreement).

         Section 4.2 Enforcement of Agreement. The Stockholder agrees that irreparable damage would occur and that Investor would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that Investor shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which Investor is entitled at law or in equity.

         Section 4.3 Successors and Affiliates. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives and assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by the Stockholder without the prior written consent of Investor. If the Stockholder acquires ownership of, or voting power with respect to, any additional Equity Securities in any manner, whether by the exercise of any options or rights of first offer or refusal or rights convertible into or exchangeable for Company Common Stock, by operation of law or otherwise, such Equity Securities shall be held subject to all of the terms of this Agreement. By taking and holding such Equity Securities, the Stockholder shall be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement. Without limiting the foregoing, the Stockholder specifically agrees that its obligations hereunder shall not be terminated by operation of law, whether by the death or incapacity of the Stockholder or otherwise.

         Section 4.4 Entire Agreement. This Agreement constitutes the entire agreement between Investor and the Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between Investor and the Stockholder with respect to the subject matter hereof.

         Section 4.5 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         Section 4.6 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         Section 4.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent to the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         Section 4.8 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission (provided that a confirmation copy is sent by another approved means):

              (i) if to Investor,

                    Brera Classic, LLC
                    c/o Brera Capital Partners, LLC
                    712 Fifth Avenue
                    34th Floor
                    New York, NY  10009
                    Attn:  Lisa Hook
                    Fax:  (212) 835-1399

              with a copy to:

                    Skadden, Arps, Slate, Meagher &
                      Flom (Illinois)
                    333 West Wacker Drive
                    Chicago, Illinois  60606
                    Telecopy No.:  (312) 407-0411
                    Attn:  Peter C. Krupp, Esq.

              and a copy to:

                    Classic Communications, Inc.
                    515 Congress Avenue
                    Austin, TX  78701
                    Attention:  J. Merritt Belisle
                    Fax: (512) 476-5204
              and a copy to:

                    Winstead Sechrest & Minick P.C.
                    100 Congress Avenue, Suite 800
                    Austin, TX  78701
                    Attention:  Timothy E. Young, Esq.
                    Fax:  (512) 370-2850

              and a copy to:

                    Cary Ferchill, Esq.
                    500 Capital of Texas Highway North
                    Building 6, Suite 225
                    Austin, Texas  78746
                    Fax:  (512) 327-7272


              (ii) if to Stockholder, to the address set forth in Exhibit A hereto.

         Section 4.9 Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

         Section 4.10 Governing Law. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State, without regard to the principles of conflicts of laws except to the extent necessary to permit this Agreement to be governed by New York law as set forth above.

         Section 4.11 Consent to Jurisdiction and Service of Process; Appointment of Agent for Service of Process. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES ACCEPTS FOR THEMSELVES, RESPECTIVELY, AND IN

CONNECTION WITH THEIR RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION AND VENUE OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY REFUSES TO ACCEPT SERVICE, EACH PARTY AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         Section 4.12 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. EACH PARTY ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY OF THE OTHER PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS, LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER

ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed on the date hereof.


                                     /s/ STEPHEN E. SEACH
                                     -------------------------------------------
                                     Stephen E. Seach


                                     BRERA CLASSIC, LLC



                                     By:    /s/ LISA A. HOOK
                                            ------------------------------------
                                     Name:  Lisa A. Hook
                                     Title: Authorized Signatory

                                    EXHIBIT A

                                IRREVOCABLE PROXY

                                     to Vote

                          CLASSIC COMMUNICATIONS, INC.

                                  COMMON STOCK


         The undersigned stockholder of Classic Communications, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the full extent permitted by the General Corporation Law of the State of Delaware (the "DGCL")), appoints Lisa A. Hook and David Webb, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned or owned of record by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Equity Securities") in accordance with the terms of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Equity Securities only with respect to the matters referred to in the third paragraph of this proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies only with respect to the matters referred to in paragraph 3 of this proxy with respect to the Equity Securities until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the extent permitted by the DGCL), is granted pursuant to that certain Voting Agreement, dated as of May 24, 1999, between Investor and the undersigned stockholder of the Company (the "Voting Agreement"), and is granted in consideration of Investor and the Company entering into that certain Investment Agreement, dated as of May 24, 1999 (the "Investment Agreement"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the termination of the Voting Agreement in accordance with its terms, and (ii) the consummation of the transactions contemplated by the Investment Agreement in accordance with the terms and provisions of the Investment Agreement.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to promptly vote (at every special or annual meeting of the stockholders, however called, and each adjournment or postponement thereof, and by execution of a written consent or in any other manner permitted by law and the certificate of incorporation and/or bylaws of the Company) all of the undersigned stockholder's Equity Securities in the Company over which the undersigned stockholder has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of shares of the voting common stock of the Company, par value $0.01 per share (the "Company Common Stock"), from 5,442,000 to 15,000,000. The undersigned stockholder may vote the Equity Securities on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated: May 24, 1999



                      /s/ STEPHEN E. SEACH
                  ----------------------------
                  Stephen E. Seach
                  Address:
                          --------------------
                  ----------------------------
                  ----------------------------

Equity Securities beneficially owned:

244,862 shares of Company Common Stock

                          STOCKHOLDER VOTING AGREEMENT


         VOTING AGREEMENT, dated as of May 24, 1999 (this "Agreement"), between Brera Classic, LLC, a Delaware limited liability company ("Investor"), and BT Capital Partners (the "Stockholder").

         WHEREAS, Investor and Classic Communications, Inc., a Delaware corporation (the "Company"), have, contemporaneously with the execution of this Agreement, entered into an Investment Agreement, dated as of the date hereof (as the same may be amended or supplemented, the "Investment Agreement"), which provides, among other things, that the Investor desires to purchase common stock, par value $0.01 per share of the Company (the "Company Common Stock"), subject to the terms and conditions of the Investment Agreement (the "Investment"); and

         WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of Company Common Stock; and

         WHEREAS, as a condition to the willingness of Investor to enter into the Investment Agreement, Investor has required that the Stockholder agree, and to induce Investor to enter into the Investment Agreement, the Stockholder has agreed, to enter into this Agreement; and

         WHEREAS, capitalized terms not defined herein have the meanings given in the Investment Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                VOTING OF SHARES

         Section 1.1 Voting Agreement. The Stockholder hereby agrees at any meeting of the stockholders of the Company relating to the Investment Agreement or the transactions contemplated thereby (or in connection with any action by written consent), to promptly vote all of his or its Equity Securities over which he or it has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of authorized shares of voting Company Common Stock from 5,442,000 to 15,000,000. For purposes of this Agreement, "Equity Securities" means any class of capital stock of the Company and all securities convertible into or rights to purchase capital stock of equity securities of the Company, including any warrants and options and any and all other equity securities of the Company or securities convertible into or exchangeable for such securities or issued as a distribution with respect to or in exchange for such securities. The Stockholder acknowledges that it has received and reviewed with counsel a copy of the Investment Agreement.

         Section 1.2 Irrevocable Proxy. (a) In furtherance of the transactions contemplated by the Investment Agreement, concurrently with the execution of this Agreement, the Stockholder shall execute and deliver to Investor a proxy in the form attached hereto as Exhibit A (the "Proxy"). THE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. Such irrevocable Proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law (the "DGCL").

             (b) The Stockholder hereby revokes all other proxies and powers of attorney with respect to the Equity Securities which the Stockholder may have heretofore appointed or granted only with respect to the matters referred to in
Section 1.1 hereof, and no subsequent proxy or power of attorney shall be given or written consent executed only with respect to the matters referred to in
Section 1.1 hereof (and if given or executed, such proxy or power of attorney shall not be effective) by such Stockholder with respect thereto. All authority conferred by this Section 1.2 or agreed to be conferred shall survive the death or incapacity of the Stockholder and any obligation of the Stockholder under this Agreement shall be binding upon the heirs, personal representatives, assigns and successors of the Stockholder.

             (c) The Stockholder agrees to (i) enter into the Stockholders' Agreement and Registration Rights Agreement at the Closing (as such terms are defined in the Investment Agreement) and (ii) subject to their fiduciary duties, take such other reasonable actions, and to cause the Company to take such other reasonable actions, which are necessary to complete the transactions contemplated by the Investment Agreement (e.g. filing of documents necessary for regulatory approval of the transactions contemplated by the Investment Agreement).

             (d) The Stockholder hereby agrees to take any and all actions necessary to cause the Proxy to be voted at any meeting of the Company's stockholders in favor of all the transactions contemplated by the Investment Agreement.

         Section 1.3 No Inconsistent Agreements. The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Investment Agreement, the Stockholder shall not (i) enter into any voting agreement or arrangement with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof, (ii) grant a proxy or power of attorney or other authorization with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof or (iii) take any other action, in each case, that would in anyway restrict, limit or interfere with the performance of the Stockholder's obligations hereunder or the transactions contemplated hereby.

                                   ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

         The Stockholder hereby represents and warrants to Investor as follows:

         Section 2.1 Authority Relative to This Agreement. Each Stockholder that is not a natural person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each such Stockholder has all the requisite power and authority to execute, delivery and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on such Stockholder's part. Such Stockholder's board of directors has approved the Stockholder's entry into this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by Investor, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except that the enforcement hereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         Section 2.2 No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder shall not result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Equity Securities pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Equity Securities are bound or affected, except, in the case of each of the foregoing, for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by the Stockholder of its obligations under this Agreement.

         Section 2.3 Title to the Shares. Except as provided in this Agreement, the Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Equity Securities.

                                   ARTICLE III

                             RIGHT OF FIRST REFUSAL

         Section 3.1 Right of First Refusal.

             (a) The Stockholder agrees not to transfer its Equity Securities unless it complies with the terms of this Section 3.3. Whenever and as often as the Stockholder desires to sell any shares of his or its Equity Securities pursuant to a bona fide offer for the purchase thereof in an independent transaction, he or it will give notice (the "Notice") to Brera and to each other holder of Equity Securities (each a "Non-Selling Holder" and collectively, the "Non-Selling Holders") in writing to such effect, enclosing a copy of the bona fide offer (it being agreed that the Stockholder will cause any such offer to be reduced to writing) and specifying the number of shares of Equity Securities which the Stockholder desires to sell, the name of the person or persons to whom the Stockholder desires to make the sale and the dollar value of the consideration which has been offered in connection therewith.

             (b) Upon receipt of the Notice, Brera will have a right of first refusal to purchase all of the shares described in the Notice which are proposed to be sold for cash at a purchase price equal to the dollar value of such consideration (in the event such consideration includes non-cash consideration, the dollar value of such non-cash consideration shall be its Appraised Value (as defined in the Stockholders' Agreement, which is an exhibit to the Investment Agreement). Brera will have five days after receiving the Notice to notify the Stockholder whether Brera will exercise its rights under this Section 3.3(b). If Brera notifies the Stockholder that it will exercise its purchase rights within such five (5) day period, the Stockholder will sell such shares to Brera pursuant to the terms and conditions described in such bona fide offer and Brera will be obligated to complete such purchase of the shares within the greater of (i) 30 days after responding to the Notice or (ii) the period of time contemplated by the bona fide offer for consummating the purchase of the shares. Brera's failure to respond to the Notice within the five-day period will be deemed to constitute a notification to the Stockholder of Brera's decision not to exercise its right of first refusal to purchase the shares under this Section 3.3(b). If Brera notifies the Selling Holder within such five-day period of its decision not to exercise its right of first refusal, then the relevant provisions of that certain Amended and Restated Stockholder Agreement, dated as of October 31, 1995, among the Company, the Stockholder and the other stockholders described therein (the "1995 Stockholders Agreement") will apply to such proposed transaction and such five-day period shall be deemed to run concurrently with the notice provisions of the 1995 Stockholder Agreement.

             (c) The Stockholder hereby agrees the provisions of this Section
3.3 supercede, and shall be deemed to amend the terms of the 1995 Stockholders Agreement. If the terms of this Section 3.3 are deemed to conflict the terms of the 1995 Stockholder Agreement, the terms of this Agreement shall be followed.

                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.1 Termination. This Agreement shall terminate upon the earliest to occur of (a) the termination of the Investment Agreement in accordance with its terms pursuant to Article VIII of the Investment Agreement and (b) the Closing (as defined in the Investment Agreement).

         Section 4.2 Enforcement of Agreement. The Stockholder agrees that irreparable damage would occur and that Investor would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that Investor shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which Investor is entitled at law or in equity.

         Section 4.3 Successors and Affiliates. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives and assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by the Stockholder without the prior written consent of Investor. If the Stockholder acquires ownership of, or voting power with respect to, any additional Equity Securities in any manner, whether by the exercise of any options or rights of first offer or refusal or rights convertible into or exchangeable for Company Common Stock, by operation of law or otherwise, such Equity Securities shall be held subject to all of the terms of this Agreement. By taking and holding such Equity Securities, the Stockholder shall be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement. Without limiting the foregoing, the Stockholder specifically agrees that its obligations hereunder shall not be terminated by operation of law, whether by the death or incapacity of the Stockholder or otherwise.

         Section 4.4 Entire Agreement. This Agreement constitutes the entire agreement between Investor and the Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between Investor and the Stockholder with respect to the subject matter hereof.

         Section 4.5 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         Section 4.6 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         Section 4.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent to the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         Section 4.8 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission (provided that a confirmation copy is sent by another approved means):

             (i) if to Investor,

                       Brera Classic, LLC
                       c/o Brera Capital Partners, LLC
                       712 Fifth Avenue
                       34th Floor
                       New York, NY 10009
                       Attn: Lisa Hook
                       Fax: (212) 835-1399

             with a copy to:

                       Skadden, Arps, Slate, Meagher &
                         Flom (Illinois)
                       333 West Wacker Drive
                       Chicago, Illinois 60606
                       Telecopy No.: (312) 407-0411
                       Attn: Peter C. Krupp, Esq.

             and a copy to:

                       Classic Communications, Inc.
                       515 Congress Avenue
                       Austin, TX 78701
                       Attention: J. Merritt Belisle
                       Fax: (512) 476-5204
             and a copy to:

                       Winstead Sechrest & Minick P.C.
                       100 Congress Avenue, Suite 800
                       Austin, TX 78701
                       Attention: Timothy E. Young, Esq.
                       Fax: (512) 370-2850

             and a copy to:

                       Cary Ferchill, Esq.
                       500 Capital of Texas Highway North
                       Building 6, Suite 225
                       Austin, Texas 78746
                       Fax: (512) 327-7272

             (ii) if to Stockholder, to the address set forth in Exhibit A hereto.

         Section 4.9 Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

         Section 4.10 Governing Law. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State, without regard to the principles of conflicts of laws except to the extent necessary to permit this Agreement to be governed by New York law as set forth above.

         Section 4.11 Consent to Jurisdiction and Service of Process; Appointment of Agent for Service of Process. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES ACCEPTS FOR THEMSELVES, RESPECTIVELY, AND IN

CONNECTION WITH THEIR RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION AND VENUE OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY REFUSES TO ACCEPT SERVICE, EACH PARTY AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         Section 4.12 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. EACH PARTY ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY OF THE OTHER PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS, LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER

ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed on the date hereof.

                                            BT CAPITAL PARTNERS



                                            By:     /s/ ROBERT MARAKOVITS
                                               ---------------------------------
                                            Name:  Robert Marakovits


                                            BRERA CLASSIC, LLC



                                            By:       /s/ LISA A. HOOK
                                               ---------------------------------
                                            Name:  Lisa A. Hook
                                            Title: Authorized Signatory

                                   EXHIBIT A

                               IRREVOCABLE PROXY

                                    to Vote

                          CLASSIC COMMUNICATIONS, INC.

                                  COMMON STOCK


         The undersigned stockholder of Classic Communications, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the full extent permitted by the General Corporation Law of the State of Delaware (the "DGCL")), appoints Lisa A. Hook and David Webb, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned or owned of record by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Equity Securities") in accordance with the terms of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Equity Securities only with respect to the matters referred to in the third paragraph of this proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies only with respect to the matters referred to in paragraph 3 of this proxy with respect to the Equity Securities until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the extent permitted by the DGCL), is granted pursuant to that certain Voting Agreement, dated as of May 24, 1999, between Investor and the undersigned stockholder of the Company (the "Voting Agreement"), and is granted in consideration of Investor and the Company entering into that certain Investment Agreement, dated as of May 24, 1999 (the "Investment Agreement"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the termination of the Voting Agreement in accordance with its terms, and (ii) the consummation of the transactions contemplated by the Investment Agreement in accordance with the terms and provisions of the Investment Agreement.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to promptly vote (at every special or annual meeting of the stockholders, however called, and each adjournment or postponement thereof, and by execution of a written consent or in any other manner permitted by law and the certificate of incorporation and/or bylaws of the Company) all of the undersigned stockholder's Equity Securities in the Company over which the undersigned stockholder has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of shares of the voting common stock of the Company, par value $0.01 per share (the "Company Common Stock"), from 5,442,000 to 15,000,000. The undersigned stockholder may vote the Equity Securities on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated:  May 24, 1999

         BT CAPITAL PARTNERS


         By:             /s/ ROBERT MARAKOVITS
                  --------------------------------------
                  Name:      Robert Marakovits
                       ---------------------------------

                  Address:
                          ------------------------------

                  --------------------------------------

                  --------------------------------------


Equity Securities beneficially owned:

767,537 shares of Company Common Stock

                          STOCKHOLDER VOTING AGREEMENT


         VOTING AGREEMENT, dated as of May 24, 1999 (this "Agreement"), between Brera Classic, LLC, a Delaware limited liability company ("Investor"), and Bryan D. Noteboom (the "Stockholder").

         WHEREAS, Investor and Classic Communications, Inc., a Delaware corporation (the "Company"), have, contemporaneously with the execution of this Agreement, entered into an Investment Agreement, dated as of the date hereof (as the same may be amended or supplemented, the "Investment Agreement"), which provides, among other things, that the Investor desires to purchase common stock, par value $0.01 per share of the Company (the "Company Common Stock"), subject to the terms and conditions of the Investment Agreement (the "Investment"); and

         WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of Company Common Stock; and

         WHEREAS, as a condition to the willingness of Investor to enter into the Investment Agreement, Investor has required that the Stockholder agree, and to induce Investor to enter into the Investment Agreement, the Stockholder has agreed, to enter into this Agreement; and

         WHEREAS, capitalized terms not defined herein have the meanings given in the Investment Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                VOTING OF SHARES

         Section 1.1 Voting Agreement. The Stockholder hereby agrees at any meeting of the stockholders of the Company relating to the Investment Agreement or the transactions contemplated thereby (or in connection with any action by written consent), to promptly vote all of his or its Equity Securities over which he or it has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of authorized shares of voting Company Common Stock from 5,442,000 to 15,000,000. For purposes of this Agreement, "Equity Securities" means any class of capital stock of the Company and all securities convertible into or rights to purchase capital stock of equity securities of the Company, including any warrants and options and any and all other equity securities of the Company or securities convertible into or exchangeable for such securities or issued as a distribution with respect to or in exchange for such securities. The Stockholder acknowledges that it has received and reviewed with counsel a copy of the Investment Agreement.

         Section 1.2 Irrevocable Proxy. (a) In furtherance of the transactions contemplated by the Investment Agreement, concurrently with the execution of this Agreement, the Stockholder shall execute and deliver to Investor a proxy in the form attached hereto as Exhibit A (the "Proxy"). THE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. Such irrevocable Proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law (the "DGCL").

              (b) The Stockholder hereby revokes all other proxies and powers of attorney with respect to the Equity Securities which the Stockholder may have heretofore appointed or granted only with respect to the matters referred to in
Section 1.1 hereof, and no subsequent proxy or power of attorney shall be given or written consent executed only with respect to the matters referred to in
Section 1.1 hereof (and if given or executed, such proxy or power of attorney shall not be effective) by such Stockholder with respect thereto. All authority conferred by this Section 1.2 or agreed to be conferred shall survive the death or incapacity of the Stockholder and any obligation of the Stockholder under this Agreement shall be binding upon the heirs, personal representatives, assigns and successors of the Stockholder.

              (c) The Stockholder agrees to (i) enter into the Stockholders' Agreement and Registration Rights Agreement at the Closing (as such terms are defined in the Investment Agreement) and (ii) subject to their fiduciary duties, take such other reasonable actions, and to cause the Company to take such other reasonable actions, which are necessary to complete the transactions contemplated by the Investment Agreement (e.g. filing of documents necessary for regulatory approval of the transactions contemplated by the Investment Agreement).

              (d) The Stockholder hereby agrees to take any and all actions necessary to cause the Proxy to be voted at any meeting of the Company's stockholders in favor of all the transactions contemplated by the Investment Agreement.

         Section 1.3 No Inconsistent Agreements. The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Investment Agreement, the Stockholder shall not (i) enter into any voting agreement or arrangement with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof, (ii) grant a proxy or power of attorney or other authorization with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof or (iii) take any other action, in each case, that would in anyway restrict, limit or interfere with the performance of the Stockholder's obligations hereunder or the transactions contemplated hereby.

                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

         The Stockholder hereby represents and warrants to Investor as follows:

         Section 2.1 Authority Relative to This Agreement. Each Stockholder that is not a natural person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each such Stockholder has all the requisite power and authority to execute, delivery and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on such Stockholder's part. Such Stockholder's board of directors has approved the Stockholder's entry into this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by Investor, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except that the enforcement hereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         Section 2.2 No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder shall not result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Equity Securities pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Equity Securities are bound or affected, except, in the case of each of the foregoing, for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by the Stockholder of its obligations under this Agreement.

         Section 2.3 Title to the Shares. Except as provided in this Agreement, the Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Equity Securities.

                                  ARTICLE III

                             RIGHT OF FIRST REFUSAL

         Section 3.1 Right of First Refusal.

              (a) The Stockholder agrees not to transfer its Equity Securities unless it complies with the terms of this Section 3.3. Whenever and as often as the Stockholder desires to sell any shares of his or its Equity Securities pursuant to a bona fide offer for the purchase thereof in an independent transaction, he or it will give notice (the "Notice") to Brera and to each other holder of Equity Securities (each a "Non-Selling Holder" and collectively, the "Non-Selling Holders") in writing to such effect, enclosing a copy of the bona fide offer (it being agreed that the Stockholder will cause any such offer to be reduced to writing) and specifying the number of shares of Equity Securities which the Stockholder desires to sell, the name of the person or persons to whom the Stockholder desires to make the sale and the dollar value of the consideration which has been offered in connection therewith.

              (b) Upon receipt of the Notice, Brera will have a right of first refusal to purchase all of the shares described in the Notice which are proposed to be sold for cash at a purchase price equal to the dollar value of such consideration (in the event such consideration includes non-cash consideration, the dollar value of such non-cash consideration shall be its Appraised Value (as defined in the Stockholders' Agreement, which is an exhibit to the Investment Agreement). Brera will have five days after receiving the Notice to notify the Stockholder whether Brera will exercise its rights under this Section 3.3(b). If Brera notifies the Stockholder that it will exercise its purchase rights within such five (5) day period, the Stockholder will sell such shares to Brera pursuant to the terms and conditions described in such bona fide offer and Brera will be obligated to complete such purchase of the shares within the greater of (i) 30 days after responding to the Notice or (ii) the period of time contemplated by the bona fide offer for consummating the purchase of the shares. Brera's failure to respond to the Notice within the five-day period will be deemed to constitute a notification to the Stockholder of Brera's decision not to exercise its right of first refusal to purchase the shares under this Section 3.3(b). If Brera notifies the Selling Holder within such five-day period of its decision not to exercise its right of first refusal, then the relevant provisions of that certain Amended and Restated Stockholder Agreement, dated as of October 31, 1995, among the Company, the Stockholder and the other stockholders described therein (the "1995 Stockholders Agreement") will apply to such proposed transaction and such five-day period shall be deemed to run concurrently with the notice provisions of the 1995 Stockholder Agreement.

              (c) The Stockholder hereby agrees the provisions of this Section
3.3 supercede, and shall be deemed to amend the terms of the 1995 Stockholders Agreement. If the terms of this Section 3.3 are deemed to conflict the terms of the 1995 Stockholder Agreement, the terms of this Agreement shall be followed.


                                   ARTICLE IV

                                 MISCELLANEOUS

         Section 4.1 Termination. This Agreement shall terminate upon the earliest to occur of (a) the termination of the Investment Agreement in accordance with its terms pursuant to Article VIII of the Investment Agreement and (b) the Closing (as defined in the Investment Agreement).

         Section 4.2 Enforcement of Agreement. The Stockholder agrees that irreparable damage would occur and that Investor would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that Investor shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which Investor is entitled at law or in equity.

         Section 4.3 Successors and Affiliates. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives and assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by the Stockholder without the prior written consent of Investor. If the Stockholder acquires ownership of, or voting power with respect to, any additional Equity Securities in any manner, whether by the exercise of any options or rights of first offer or refusal or rights convertible into or exchangeable for Company Common Stock, by operation of law or otherwise, such Equity Securities shall be held subject to all of the terms of this Agreement. By taking and holding such Equity Securities, the Stockholder shall be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement. Without limiting the foregoing, the Stockholder specifically agrees that its obligations hereunder shall not be terminated by operation of law, whether by the death or incapacity of the Stockholder or otherwise.

         Section 4.4 Entire Agreement. This Agreement constitutes the entire agreement between Investor and the Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between Investor and the Stockholder with respect to the subject matter hereof.

         Section 4.5 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         Section 4.6 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         Section 4.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent to the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         Section 4.8 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission (provided that a confirmation copy is sent by another approved means):

                           (i) if to Investor,

                                            Brera Classic, LLC
                                            c/o Brera Capital Partners, LLC
                                            712 Fifth Avenue
                                            34th Floor
                                            New York, NY  10009
                                            Attn:  Lisa Hook
                                            Fax:  (212) 835-1399

                           with a copy to:

                                         Skadden, Arps, Slate, Meagher &
                                          Flom (Illinois)
                                         333 West Wacker Drive
                                         Chicago, Illinois  60606
                                         Telecopy No.:  (312) 407-0411
                                         Attn:  Peter C. Krupp, Esq.

                           and a copy to:

                                         Classic Communications, Inc.
                                         515 Congress Avenue
                                         Austin, TX  78701
                                         Attention:  J. Merritt Belisle
                                         Fax: (512) 476-5204
                           and a copy to:

                                         Winstead Sechrest & Minick P.C.
                                         100 Congress Avenue, Suite 800
                                         Austin, TX  78701
                                         Attention:  Timothy E. Young, Esq.
                                         Fax:  (512) 370-2850

                           and a copy to:

                                         Cary Ferchill, Esq.
                                         500 Capital of Texas Highway North
                                         Building 6, Suite 225
                                         Austin, Texas  78746
                                         Fax:  (512) 327-7272


              (ii) if to Stockholder, to the address set forth in Exhibit A hereto.

         Section 4.9 Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

         Section 4.10 Governing Law. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State, without regard to the principles of conflicts of laws except to the extent necessary to permit this Agreement to be governed by New York law as set forth above.

         Section 4.11 Consent to Jurisdiction and Service of Process; Appointment of Agent for Service of Process. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES ACCEPTS FOR THEMSELVES, RESPECTIVELY, AND IN

CONNECTION WITH THEIR RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION AND VENUE OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY REFUSES TO ACCEPT SERVICE, EACH PARTY AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         Section 4.12 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. EACH PARTY ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY OF THE OTHER PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS, LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER

ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                  IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed on the date hereof.


                                            /s/ BRYAN D. NOTEBOOM
                                            -----------------------------------
                                            Bryan D. Noteboom


                                            BRERA CLASSIC, LLC



                                            By: /s/ LISA A. HOOK
                                               --------------------------------
                                            Name:  Lisa A. Hook
                                            Title:    Authorized Signatory

                                   EXHIBIT A

                               IRREVOCABLE PROXY

                                    to Vote

                          CLASSIC COMMUNICATIONS, INC.

                                  COMMON STOCK


         The undersigned stockholder of Classic Communications, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the full extent permitted by the General Corporation Law of the State of Delaware (the "DGCL")), appoints Lisa A. Hook and David Webb, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned or owned of record by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Equity Securities") in accordance with the terms of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Equity Securities only with respect to the matters referred to in the third paragraph of this proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies only with respect to the matters referred to in paragraph 3 of this proxy with respect to the Equity Securities until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the extent permitted by the DGCL), is granted pursuant to that certain Voting Agreement, dated as of May 24, 1999, between Investor and the undersigned stockholder of the Company (the "Voting Agreement"), and is granted in consideration of Investor and the Company entering into that certain Investment Agreement, dated as of May 24, 1999 (the "Investment Agreement"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the termination of the Voting Agreement in accordance with its terms, and (ii) the consummation of the transactions contemplated by the Investment Agreement in accordance with the terms and provisions of the Investment Agreement.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to promptly vote (at every special or annual meeting of the stockholders, however called, and each adjournment or postponement thereof, and by execution of a written consent or in any other manner permitted by law and the certificate of incorporation and/or bylaws of the Company) all of the undersigned stockholder's Equity Securities in the Company over which the undersigned stockholder has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of shares of the voting common stock of the Company, par value $0.01 per share (the "Company Common Stock"), from 5,442,000 to 15,000,000. The undersigned stockholder may vote the Equity Securities on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated:  May 24, 1999



                   /s/ BRYAN D. NOTEBOOM
                  --------------------------------------
                  Bryan D. Noteboom
                  Address:
                          ------------------------------

                  --------------------------------------

                  --------------------------------------


Equity Securities beneficially owned:

15,536 shares of Company Common Stock

                          STOCKHOLDER VOTING AGREEMENT


         VOTING AGREEMENT, dated as of May 24, 1999 (this "Agreement"), between Brera Classic, LLC, a Delaware limited liability company ("Investor"), and Texas Growth Fund (the "Stockholder").

         WHEREAS, Investor and Classic Communications, Inc., a Delaware corporation (the "Company"), have, contemporaneously with the execution of this Agreement, entered into an Investment Agreement, dated as of the date hereof (as the same may be amended or supplemented, the "Investment Agreement"), which provides, among other things, that the Investor desires to purchase common stock, par value $0.01 per share of the Company (the "Company Common Stock"), subject to the terms and conditions of the Investment Agreement (the "Investment"); and

         WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of Company Common Stock; and

         WHEREAS, as a condition to the willingness of Investor to enter into the Investment Agreement, Investor has required that the Stockholder agree, and to induce Investor to enter into the Investment Agreement, the Stockholder has agreed, to enter into this Agreement; and

         WHEREAS, capitalized terms not defined herein have the meanings given in the Investment Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                VOTING OF SHARES

         Section 1.1 Voting Agreement. The Stockholder hereby agrees at any meeting of the stockholders of the Company relating to the Investment Agreement or the transactions contemplated thereby (or in connection with any action by written consent), to promptly vote all of his or its Equity Securities over which he or it has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of authorized shares of voting Company Common Stock from 5,442,000 to 15,000,000. For purposes of this Agreement, "Equity Securities" means any class of capital stock of the Company and all securities convertible into or rights to purchase capital stock of equity securities of the Company, including any warrants and options and any and all other equity securities of the Company or securities convertible into or exchangeable for such securities or issued as a distribution with respect to or in exchange for such securities. The Stockholder acknowledges that it has received and reviewed with counsel a copy of the Investment Agreement.

         Section 1.2 Irrevocable Proxy. (a) In furtherance of the transactions contemplated by the Investment Agreement, concurrently with the execution of this Agreement, the Stockholder shall execute and deliver to Investor a proxy in the form attached hereto as Exhibit A (the "Proxy"). THE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. Such irrevocable Proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law (the "DGCL").

              (b) The Stockholder hereby revokes all other proxies and powers of attorney with respect to the Equity Securities which the Stockholder may have heretofore appointed or granted only with respect to the matters referred to in Section 1.1 hereof, and no subsequent proxy or power of attorney shall be given or written consent executed only with respect to the matters referred to in Section 1.1 hereof (and if given or executed, such proxy or power of attorney shall not be effective) by such Stockholder with respect thereto. All authority conferred by this Section 1.2 or agreed to be conferred shall survive the death or incapacity of the Stockholder and any obligation of the Stockholder under this Agreement shall be binding upon the heirs, personal representatives, assigns and successors of the Stockholder.

              (c) The Stockholder agrees to (i) enter into the Stockholders' Agreement and Registration Rights Agreement at the Closing (as such terms are defined in the Investment Agreement) and (ii) subject to their fiduciary duties, take such other reasonable actions, and to cause the Company to take such other reasonable actions, which are necessary to complete the transactions contemplated by the Investment Agreement (e.g. filing of documents necessary for regulatory approval of the transactions contemplated by the Investment Agreement).

              (d) The Stockholder hereby agrees to take any and all actions necessary to cause the Proxy to be voted at any meeting of the Company's stockholders in favor of all the transactions contemplated by the Investment Agreement.

         Section 1.3 No Inconsistent Agreements. The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Investment Agreement, the Stockholder shall not (i) enter into any voting agreement or arrangement with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof, (ii) grant a proxy or power of attorney or other authorization with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof or (iii) take any other action, in each case, that would in anyway restrict, limit or interfere with the performance of the Stockholder's obligations hereunder or the transactions contemplated hereby.

                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

         The Stockholder hereby represents and warrants to Investor as follows:

         Section 2.1 Authority Relative to This Agreement. Each Stockholder that is not a natural person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each such Stockholder has all the requisite power and authority to execute, delivery and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on such Stockholder's part. Such Stockholder's board of directors has approved the Stockholder's entry into this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by Investor, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except that the enforcement hereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         Section 2.2 No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder shall not result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Equity Securities pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Equity Securities are bound or affected, except, in the case of each of the foregoing, for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by the Stockholder of its obligations under this Agreement.

         Section 2.3 Title to the Shares. Except as provided in this Agreement, the Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Equity Securities.

                                  ARTICLE III

                             RIGHT OF FIRST REFUSAL

         Section 3.1 Right of First Refusal.

              (a) The Stockholder agrees not to transfer its Equity Securities unless it complies with the terms of this Section 3.3. Whenever and as often as the Stockholder desires to sell any shares of his or its Equity Securities pursuant to a bona fide offer for the purchase thereof in an independent transaction, he or it will give notice (the "Notice") to Brera and to each other holder of Equity Securities (each a "Non-Selling Holder" and collectively, the "Non-Selling Holders") in writing to such effect, enclosing a copy of the bona fide offer (it being agreed that the Stockholder will cause any such offer to be reduced to writing) and specifying the number of shares of Equity Securities which the Stockholder desires to sell, the name of the person or persons to whom the Stockholder desires to make the sale and the dollar value of the consideration which has been offered in connection therewith.

              (b) Upon receipt of the Notice, Brera will have a right of first refusal to purchase all of the shares described in the Notice which are proposed to be sold for cash at a purchase price equal to the dollar value of such consideration (in the event such consideration includes non-cash consideration, the dollar value of such non-cash consideration shall be its Appraised Value (as defined in the Stockholders' Agreement, which is an exhibit to the Investment Agreement). Brera will have five days after receiving the Notice to notify the Stockholder whether Brera will exercise its rights under this Section 3.3(b). If Brera notifies the Stockholder that it will exercise its purchase rights within such five (5) day period, the Stockholder will sell such shares to Brera pursuant to the terms and conditions described in such bona fide offer and Brera will be obligated to complete such purchase of the shares within the greater of (i) 30 days after responding to the Notice or (ii) the period of time contemplated by the bona fide offer for consummating the purchase of the shares. Brera's failure to respond to the Notice within the five-day period will be deemed to constitute a notification to the Stockholder of Brera's decision not to exercise its right of first refusal to purchase the shares under this Section 3.3(b). If Brera notifies the Selling Holder within such five-day period of its decision not to exercise its right of first refusal, then the relevant provisions of that certain Amended and Restated Stockholder Agreement, dated as of October 31, 1995, among the Company, the Stockholder and the other stockholders described therein (the "1995 Stockholders Agreement") will apply to such proposed transaction and such five-day period shall be deemed to run concurrently with the notice provisions of the 1995 Stockholder Agreement.

              (c) The Stockholder hereby agrees the provisions of this Section
3.3 supercede, and shall be deemed to amend the terms of the 1995 Stockholders Agreement. If the terms of this Section 3.3 are deemed to conflict the terms of the 1995 Stockholder Agreement, the terms of this Agreement shall be followed.


                                   ARTICLE IV

                                 MISCELLANEOUS

         Section 4.1 Termination. This Agreement shall terminate upon the earliest to occur of (a) the termination of the Investment Agreement in accordance with its terms pursuant to Article VIII of the Investment Agreement and (b) the Closing (as defined in the Investment Agreement).

         Section 4.2 Enforcement of Agreement. The Stockholder agrees that irreparable damage would occur and that Investor would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that Investor shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which Investor is entitled at law or in equity.

         Section 4.3 Successors and Affiliates. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives and assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by the Stockholder without the prior written consent of Investor. If the Stockholder acquires ownership of, or voting power with respect to, any additional Equity Securities in any manner, whether by the exercise of any options or rights of first offer or refusal or rights convertible into or exchangeable for Company Common Stock, by operation of law or otherwise, such Equity Securities shall be held subject to all of the terms of this Agreement. By taking and holding such Equity Securities, the Stockholder shall be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement. Without limiting the foregoing, the Stockholder specifically agrees that its obligations hereunder shall not be terminated by operation of law, whether by the death or incapacity of the Stockholder or otherwise.

         Section 4.4 Entire Agreement. This Agreement constitutes the entire agreement between Investor and the Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between Investor and the Stockholder with respect to the subject matter hereof.

         Section 4.5 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         Section 4.6 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         Section 4.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent to the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         Section 4.8 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission (provided that a confirmation copy is sent by another approved means):

                           (i) if to Investor,

                                            Brera Classic, LLC
                                            c/o Brera Capital Partners, LLC
                                            712 Fifth Avenue
                                            34th Floor
                                            New York, NY  10009
                                            Attn:  Lisa Hook
                                            Fax:  (212) 835-1399

                           with a copy to:

                                         Skadden, Arps, Slate, Meagher &
                                           Flom (Illinois)
                                         333 West Wacker Drive
                                         Chicago, Illinois  60606
                                         Telecopy No.:  (312) 407-0411
                                         Attn:  Peter C. Krupp, Esq.

                           and a copy to:

                                         Classic Communications, Inc.
                                         515 Congress Avenue
                                         Austin, TX  78701
                                         Attention:  J. Merritt Belisle
                                         Fax: (512) 476-5204
                           and a copy to:

                                         Winstead Sechrest & Minick P.C.
                                         100 Congress Avenue, Suite 800
                                         Austin, TX  78701
                                         Attention:  Timothy E. Young, Esq.
                                         Fax:  (512) 370-2850

                           and a copy to:

                                         Cary Ferchill, Esq.
                                         500 Capital of Texas Highway North
                                         Building 6, Suite 225
                                         Austin, Texas  78746
                                         Fax:  (512) 327-7272


              (ii) if to Stockholder, to the address set forth in Exhibit A hereto.

         Section 4.9 Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

         Section 4.10 Governing Law. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State, without regard to the principles of conflicts of laws except to the extent necessary to permit this Agreement to be governed by New York law as set forth above.

         Section 4.11 Consent to Jurisdiction and Service of Process; Appointment of Agent for Service of Process. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES ACCEPTS FOR THEMSELVES, RESPECTIVELY, AND IN

CONNECTION WITH THEIR RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION AND VENUE OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY REFUSES TO ACCEPT SERVICE, EACH PARTY AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         Section 4.12 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. EACH PARTY ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY OF THE OTHER PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS, LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER

ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed on the date hereof.

                                            BOARD OF TRUSTEES OF TEXAS
                                            GROWTH FUND - 1991 TRUST, AS
                                            TRUSTEE

                                            By:      TGF Management Corp.
                                            Its:     Executive Director


                                            By:      /s/ JAMES J. KOZLOWSKI
                                                     --------------------------
                                            Name:    James J. Kozlowski


                                            BRERA CLASSIC, LLC


                                            By:      /s/ LISA A. HOOK
                                                     --------------------------
                                            Name:    Lisa A. Hook
                                            Title:   Authorized Signatory

                                    EXHIBIT A

                                IRREVOCABLE PROXY

                                     to Vote

                          CLASSIC COMMUNICATIONS, INC.

                                  COMMON STOCK


         The undersigned stockholder of Classic Communications, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the full extent permitted by the General Corporation Law of the State of Delaware (the "DGCL")), appoints Lisa A. Hook and David Webb, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned or owned of record by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Equity Securities") in accordance with the terms of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Equity Securities only with respect to the matters referred to in the third paragraph of this proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies only with respect to the matters referred to in paragraph 3 of this proxy with respect to the Equity Securities until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the extent permitted by the DGCL), is granted pursuant to that certain Voting Agreement, dated as of May 24, 1999, between Investor and the undersigned stockholder of the Company (the "Voting Agreement"), and is granted in consideration of Investor and the Company entering into that certain Investment Agreement, dated as of May 24, 1999 (the "Investment Agreement"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the termination of the Voting Agreement in accordance with its terms, and (ii) the consummation of the transactions contemplated by the Investment Agreement in accordance with the terms and provisions of the Investment Agreement.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to promptly vote (at every special or annual meeting of the stockholders, however called, and each adjournment or postponement thereof, and by execution of a written consent or in any other manner permitted by law and the certificate of incorporation and/or bylaws of the Company) all of the undersigned stockholder's Equity Securities in the Company over which the undersigned stockholder has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of shares of the voting common stock of the Company, par value $0.01 per share (the "Company Common Stock"), from 5,442,000 to 15,000,000. The undersigned stockholder may vote the Equity Securities on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated:  May 24, 1999

         BOARD OF TRUSTEES OF TEXAS
         GROWTH FUND - 1991 TRUST, AS
         TRUSTEE

         By:      TGF Management Corp.
         Its:     Executive Director


         By:        /s/ JAMES J. KOZLOWSKI
                  -----------------------------
                  Name: James J. Kozlowski

                  Address:
                          ---------------------

                  -----------------------------

                  -----------------------------

Equity Securities beneficially owned:

170,563 shares of Company Common Stock

                          STOCKHOLDER VOTING AGREEMENT


         VOTING AGREEMENT, dated as of May 24, 1999 (this "Agreement"), between Brera Classic, LLC, a Delaware limited liability company ("Investor"), and BA SBIC Management, L.L.C., successor in interest to NationsBanc Capital Corp. (the "Stockholder").

         WHEREAS, Investor and Classic Communications, Inc., a Delaware corporation (the "Company"), have, contemporaneously with the execution of this Agreement, entered into an Investment Agreement, dated as of the date hereof (as the same may be amended or supplemented, the "Investment Agreement"), which provides, among other things, that the Investor desires to purchase common stock, par value $0.01 per share of the Company (the "Company Common Stock"), subject to the terms and conditions of the Investment Agreement (the "Investment"); and

         WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of Company Common Stock; and

         WHEREAS, as a condition to the willingness of Investor to enter into the Investment Agreement, Investor has required that the Stockholder agree, and to induce Investor to enter into the Investment Agreement, the Stockholder has agreed, to enter into this Agreement; and

         WHEREAS, capitalized terms not defined herein have the meanings given in the Investment Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE V

                                VOTING OF SHARES

         Section 5.1 Voting Agreement. The Stockholder hereby agrees at any meeting of the stockholders of the Company relating to the Investment Agreement or the transactions contemplated thereby (or in connection with any action by written consent), to promptly vote all of his or its Equity Securities over which he or it has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of authorized shares of voting Company Common Stock from 5,442,000 to 15,000,000. For purposes of this Agreement, "Equity Securities" means any class of capital stock of the Company and all securities convertible into or rights to purchase capital stock of equity securities of the Company, including any warrants and options and any and all other equity securities of the Company or securities convertible into or exchangeable for such securities or issued as a distribution with respect to or in exchange for such securities. The Stockholder acknowledges that it has received and reviewed with counsel a copy of the Investment Agreement.

         Section 5.2 Irrevocable Proxy. (a) In furtherance of the transactions contemplated by the Investment Agreement, concurrently with the execution of this Agreement, the Stockholder shall execute and deliver to Investor a proxy in the form attached hereto as Exhibit A (the "Proxy"). THE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. Such irrevocable Proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law (the "DGCL").

              (b) The Stockholder hereby revokes all other proxies and powers of attorney with respect to the Equity Securities which the Stockholder may have heretofore appointed or granted only with respect to the matters referred to in
Section 1.1 hereof, and no subsequent proxy or power of attorney shall be given or written consent executed only with respect to the matters referred to in
Section 1.1 hereof (and if given or executed, such proxy or power of attorney shall not be effective) by such Stockholder with respect thereto. All authority conferred by this Section 1.2 or agreed to be conferred shall survive the death or incapacity of the Stockholder and any obligation of the Stockholder under this Agreement shall be binding upon the heirs, personal representatives, assigns and successors of the Stockholder.

              (c) The Stockholder agrees to (i) enter into the Stockholders' Agreement and Registration Rights Agreement at the Closing (as such terms are defined in the Investment Agreement) and (ii) subject to their fiduciary duties, take such other reasonable actions, and to cause the Company to take such other reasonable actions, which are necessary to complete the transactions contemplated by the Investment Agreement (e.g. filing of documents necessary for regulatory approval of the transactions contemplated by the Investment Agreement).

              (d) The Stockholder hereby agrees to take any and all actions necessary to cause the Proxy to be voted at any meeting of the Company's stockholders in favor of all the transactions contemplated by the Investment Agreement.

                  Section 5.3 No Inconsistent Agreements. The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Investment Agreement, the Stockholder shall not (i) enter into any voting agreement or arrangement with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof, (ii) grant a proxy or power of attorney or other authorization with respect to the Equity Securities with respect to the matters referred to in Section 1.1 hereof or (iii) take any other action, in each case, that would in anyway restrict, limit or interfere with the performance of the Stockholder's obligations hereunder or the transactions contemplated hereby.

                                   ARTICLE VI

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

         The Stockholder hereby represents and warrants to Investor as follows:

         Section 6.1 Authority Relative to This Agreement. Each Stockholder that is not a natural person is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each such Stockholder has all the requisite power and authority to execute, delivery and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on such Stockholder's part. Such Stockholder's board of directors has approved the Stockholder's entry into this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by Investor, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except that the enforcement hereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         Section 6.2 No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder shall not result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Equity Securities pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Equity Securities are bound or affected, except, in the case of each of the foregoing, for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by the Stockholder of its obligations under this Agreement.

                  Section 6.3 Title to the Shares. Except as provided in this Agreement, the Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Equity Securities.

                                   ARTICLE VII

                             RIGHT OF FIRST REFUSAL

         Section 7.1 Right of First Refusal.

              (a) The Stockholder agrees not to transfer its Equity Securities unless it complies with the terms of this Section 3.3. Whenever and as often as the Stockholder desires to sell any shares of his or its Equity Securities pursuant to a bona fide offer for the purchase thereof in an independent transaction, he or it will give notice (the "Notice") to Brera and to each other holder of Equity Securities (each a "Non-Selling Holder" and collectively, the "Non-Selling Holders") in writing to such effect, enclosing a copy of the bona fide offer (it being agreed that the Stockholder will cause any such offer to be reduced to writing) and specifying the number of shares of Equity Securities which the Stockholder desires to sell, the name of the person or persons to whom the Stockholder desires to make the sale and the dollar value of the consideration which has been offered in connection therewith.

              (b) Upon receipt of the Notice, Brera will have a right of first refusal to purchase all of the shares described in the Notice which are proposed to be sold for cash at a purchase price equal to the dollar value of such consideration (in the event such consideration includes non-cash consideration, the dollar value of such non-cash consideration shall be its Appraised Value (as defined in the Stockholders' Agreement, which is an exhibit to the Investment Agreement). Brera will have five days after receiving the Notice to notify the Stockholder whether Brera will exercise its rights under this Section 3.3(b). If Brera notifies the Stockholder that it will exercise its purchase rights within such five (5) day period, the Stockholder will sell such shares to Brera pursuant to the terms and conditions described in such bona fide offer and Brera will be obligated to complete such purchase of the shares within the greater of (i) 30 days after responding to the Notice or (ii) the period of time contemplated by the bona fide offer for consummating the purchase of the shares. Brera's failure to respond to the Notice within the five-day period will be deemed to constitute a notification to the Stockholder of Brera's decision not to exercise its right of first refusal to purchase the shares under this Section 3.3(b). If Brera notifies the Selling Holder within such five-day period of its decision not to exercise its right of first refusal, then the relevant provisions of that certain Amended and Restated Stockholder Agreement, dated as of October 31, 1995, among the Company, the Stockholder and the other stockholders described therein (the "1995 Stockholders Agreement") will apply to such proposed transaction and such five-day period shall be deemed to run concurrently with the notice provisions of the 1995 Stockholder Agreement.

              (c) The Stockholder hereby agrees the provisions of this Section
3.3 supercede, and shall be deemed to amend the terms of the 1995 Stockholders Agreement. If the terms of this Section 3.3 are deemed to conflict the terms of the 1995 Stockholder Agreement, the terms of this Agreement shall be followed.


                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.1 Termination. This Agreement shall terminate upon the earliest to occur of (a) the termination of the Investment Agreement in accordance with its terms pursuant to Article VIII of the Investment Agreement and (b) the Closing (as defined in the Investment Agreement).

         Section 8.2 Enforcement of Agreement. The Stockholder agrees that irreparable damage would occur and that Investor would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that Investor shall be entitled to an injunction or injunctions to prevent breaches by the Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which Investor is entitled at law or in equity.

         Section 8.3 Successors and Affiliates. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives and assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by the Stockholder without the prior written consent of Investor. If the Stockholder acquires ownership of, or voting power with respect to, any additional Equity Securities in any manner, whether by the exercise of any options or rights of first offer or refusal or rights convertible into or exchangeable for Company Common Stock, by operation of law or otherwise, such Equity Securities shall be held subject to all of the terms of this Agreement. By taking and holding such Equity Securities, the Stockholder shall be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement. Without limiting the foregoing, the Stockholder specifically agrees that its obligations hereunder shall not be terminated by operation of law, whether by the death or incapacity of the Stockholder or otherwise.

         Section 8.4 Entire Agreement. This Agreement constitutes the entire agreement between Investor and the Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between Investor and the Stockholder with respect to the subject matter hereof.

         Section 8.5 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         Section 8.6 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         Section 8.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent to the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         Section 8.8 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission (provided that a confirmation copy is sent by another approved means):

                           (i) if to Investor,

                                         Brera Classic, LLC
                                         c/o Brera Capital Partners, LLC
                                         712 Fifth Avenue
                                         34th Floor
                                         New York, NY  10009
                                         Attn:  Lisa Hook
                                         Fax:  (212) 835-1399

                           with a copy to:

                                         Skadden, Arps, Slate, Meagher &
                                          Flom (Illinois)
                                         333 West Wacker Drive
                                         Chicago, Illinois  60606
                                         Telecopy No.:  (312) 407-0411
                                         Attn:  Peter C. Krupp, Esq.

                           and a copy to:

                                         Classic Communications, Inc.
                                         515 Congress Avenue
                                         Austin, TX  78701
                                         Attention:  J. Merritt Belisle

                                         Fax: (512) 476-5204

                           and a copy to:

                                         Winstead Sechrest & Minick P.C.
                                         100 Congress Avenue, Suite 800
                                         Austin, TX  78701
                                         Attention:  Timothy E. Young, Esq.
                                         Fax:  (512) 370-2850

                           and a copy to:

                                         Cary Ferchill, Esq.
                                         500 Capital of Texas Highway North
                                         Building 6, Suite 225
                                         Austin, Texas  78746
                                         Fax:  (512) 327-7272


              (ii) if to Stockholder, to the address set forth in Exhibit A hereto.

         Section 8.9 Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

         Section 8.10 Governing Law. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State, without regard to the principles of conflicts of laws except to the extent necessary to permit this Agreement to be governed by New York law as set forth above.

         Section 8.11 Consent to Jurisdiction and Service of Process; Appointment of Agent for Service of Process. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO

THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES ACCEPTS FOR THEMSELVES, RESPECTIVELY, AND IN CONNECTION WITH THEIR RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION AND VENUE OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY REFUSES TO ACCEPT SERVICE, EACH PARTY AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         Section 8.12 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. EACH PARTY ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY OF THE OTHER PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS, LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS

FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed on the date hereof.

                                            BA SBIC MANAGEMENT, L.L.C.,

                                            By:  BA Equity Mangement, L.P.,
                                                 Its Sole Member

                                            By:  BA Equity Management G.P.
                                                 Its General Partner


                                            By:  /s/ ROBERT H. SHERIDAN, III
                                                 -------------------------------
                                            Name:    Robert H. Sheridan, III
                                                     Member

                                            100 North Tryon Street, 25th Floor
                                            NCI-007-25-02
                                            Charlotte, NC 2825-0001


                                            BRERA CLASSIC, LLC


                                            By:  /s/ LISA A. HOOK
                                                 -------------------------------
                                            Name:  Lisa A. Hook
                                            Title: Authorized Signatory


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
                                    EXHIBIT A

                                IRREVOCABLE PROXY

                                     to Vote

                          CLASSIC COMMUNICATIONS, INC.

                                  COMMON STOCK


         The undersigned stockholder of Classic Communications, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the full extent permitted by the General Corporation Law of the State of Delaware (the "DGCL")), appoints Lisa A. Hook and David Webb, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned or owned of record by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Equity Securities") in accordance with the terms of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Equity Securities only with respect to the matters referred to in the third paragraph of this proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies only with respect to the matters referred to in paragraph 3 of this proxy with respect to the Equity Securities until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the extent permitted by the DGCL), is granted pursuant to that certain Voting Agreement, dated as of May 24, 1999, between Investor and the undersigned stockholder of the Company (the "Voting Agreement"), and is granted in consideration of Investor and the Company entering into that certain Investment Agreement, dated as of May 24, 1999 (the "Investment Agreement"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the termination of the Voting Agreement in accordance with its terms, and (ii) the consummation of the transactions contemplated by the Investment Agreement in accordance with the terms and provisions of the Investment Agreement.


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
         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to promptly vote (at every special or annual meeting of the stockholders, however called, and each adjournment or postponement thereof, and by execution of a written consent or in any other manner permitted by law and the certificate of incorporation and/or bylaws of the Company) all of the undersigned stockholder's Equity Securities in the Company over which the undersigned stockholder has voting control in favor of the transactions contemplated by the Investment Agreement and all actions reasonably necessary to consummate such transactions, including, without limitation, increasing the number of shares of the voting common stock of the Company, par value $0.01 per share (the "Company Common Stock"), from 5,442,000 to 15,000,000. The undersigned stockholder may vote the Equity Securities on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated:  May 24, 1999

                                            BA SBIC MANAGEMENT, L.L.C.,

                                            By:  BA Equity Management, L.P.,
                                                 Its Sole Member

                                            By:  BA Equity Management G.P.
                                                 Its General Partner


                                            By:  /s/ ROBERT H. SHERIDAN, III
                                                 -------------------------------
                                            Name:    Robert H. Sheridan, III
                                                     Member

                                            100 North Tryon Street, 25th Floor
                                            NCI-007-25-02
                                            Charlotte, NC 2825-0001

Equity Securities beneficially owned:

702,044 shares of Company Common Stock

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